Exhibit No. 99


                            [GRAPHIC OMITTED - LOGO]
                                     WELLS
                                     FARGO

Banc of America Securities
[GRAPHIC OMITTED - LOGO]


--------------------------------------------------------------------------------
RMBS New Issue Term Sheet

$4,882,108,000 Certificates (approximate)

Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust
Home Equity Asset-Backed Certificates, Series 2004-2
Offered Classes: AI-PT, AI-1A, AI-1B, AI-2, AI-3, AI-4, AI-5, AI-6, AI-7, AI-8, AI-9, M-1, M-2, M-3, M-4, M-5, M-6, M-7, M-8, M-9 & M-10

Wells Fargo Asset Securities Corporation
Depositor

Wells Fargo Bank, N.A.
Originator and Servicer

The Murrayhill Company
Credit Risk Manager

August 25th 2004


Banc of America Securities LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [GRAPHIC-
Home Equity Asset-Backed Certificates, Series 2004-2                    OMITTED]
$4,882,108,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

     >>  Summary of Certificates                                      pp. 3

     >>  Important Dates and Contacts                                 pp. 4

     >>  Summary of Terms                                             pp. 6

     >>  Credit Enhancement                                           pp. 8

     >>  Pass-Through Rates                                           pp. 11

     >>  Trigger Event                                                pp. 13

     >>  Yield Maintenance Agreements                                 pp. 14

     >>  Waterfall                                                    pp. 19

     >>  Definitions                                                  pp. 25

     >>  Bond Summary                                                 pp. 32

     >>  Cap Schedules                                                pp. 38


     Annex A
     -------
     Collateral Information is located in the accompanying WFHET 2004-2 Annex.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [GRAPHIC-
Home Equity Asset-Backed Certificates, Series 2004-2                    OMITTED]
$4,882,108,000 (approximate)
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                      SUMMARY OF CERTIFICATES
------------------------------------------------------------------------------------------------------------------------------------
                 Expected                                       Expected       Expected
                 Approximate     Interest  Principal            WAL (yrs)      Principal Window        Expected Ratings
Class            Size ($)(1)     Type      Type        Group    Call/Mat       (mos) Call/Mat          Moody's      S&P        Fitch
------------------------------------------------------------------------------------------------------------------------------------
AI-PT(2)         100,000,000     Fixed     Sen P/T     I        4.67 / 5.44    1 - 113 / 1 - 264       Aaa          AAA        AAA
AI-1A(2)(3)      191,511,000     Floating  Sen Seq     I        1.00/ 1.00     1 - 23 / 1 - 23         Aaa          AAA        AAA
AI-1B(2)(3)      191,511,000     Fixed     Sen Seq     I        1.00/ 1.00     1 - 23 / 1 - 23         Aaa          AAA        AAA
AI-2(2)          75,866,000      Fixed     Sen Seq     I        2.10 / 2.10    23 - 28 / 23 - 28       Aaa          AAA        AAA
AI-3(2)          229,699,000     Fixed     Sen Seq     I        3.00 / 3.00    28 - 46 / 28 - 46       Aaa          AAA        AAA
AI-4(2)          53,366,000      Fixed     Sen Seq     I        4.00 / 4.00    46 - 51 / 46 - 51       Aaa          AAA        AAA
AI-5(2)          167,404,000     Fixed     Sen Seq     I        5.00 / 5.00    51 - 71 / 51 - 71       Aaa          AAA        AAA
AI-6(2)          149,263,000     Fixed     Sen Seq     I        7.20 / 7.20    71 - 108 / 71 - 108     Aaa          AAA        AAA
AI-7(2)          78,880,000      Fixed     Sen Seq     I        9.36 / 10.00   108 - 113 / 108 - 133   Aaa          AAA        AAA
AI-8(2)          182,498,500     Fixed     Sen Seq     I        9.41 / 15.12   113 - 113 / 133 - 264   Aaa          AAA        AAA
AI-9(2)          146,666,500     Fixed     NAS         I        7.11 / 7.35    37 - 113 / 37 - 262     Aaa          AAA        AAA
AII(2)           2,355,828,000   Floating  Sen         II             Not Offered Hereby               Aaa          AAA        AAA
AIII(2)          348,738,000     Floating  Sen         III            Not Offered Hereby               Aaa          AAA        AAA
M-1              105,493,000     Floating  Mezz        All      6.01 / 6.69    37 - 113 / 37 - 195     Aa1          AA+        AA+
M-2              95,680,000      Floating  Mezz        All      6.01 / 6.65    37 - 113 / 37 - 185     Aa2          AA         AA+
M-3              56,426,000      Floating  Mezz        All      6.01 / 6.63    37 - 113 / 37 - 177     Aa3          AA-        AA
M-4              53,973,000      Floating  Mezz        All      6.01 / 6.60    37 - 113 / 37 - 174     A1           A+         AA-
M-5              49,066,000      Floating  Mezz        All      6.01 / 6.54    37 - 113 / 37 - 166     A2           A          A+
M-6              73,600,000      Floating  Mezz        All      6.01 / 6.44    37 - 113 / 37 - 157     Baa1         A          A
M-7              53,973,000      Floating  Mezz        All      6.01 / 6.27    37 - 113 / 37 - 140     Baa3         BBB+       BBB+
M-8              73,600,000      Floating  Mezz        All      5.84 / 5.87    37 - 113 / 37 - 123     N/R          BBB+       N/R
M-9              24,533,000      Floating  Mezz        All      5.12 / 5.12    37 - 86 / 37 - 86       N/R          BBB        N/R
M-10             24,533,000      Floating  Mezz        All      4.00 / 4.00    37 - 66 / 37 - 66       N/R          BBB-       N/R
------------------------------------------------------------------------------------------------------------------------------------

(1) The Approximate Size is subject to a permitted variance in the aggregate of plus or minus 5%.
(2) These Certificates will be sized to investor demand and may be either combined or further divided.
(3)   These Certificates will pay pro rata.

--------------------------------------------------------------------------------
(i) The margins on the Class AII and Class AIII Certificates will double and the margins on the Mezzanine Certificates will equal 1.5x their original margins after the Optional Termination Date.
(ii) The Offered Certificates will be subject to the Net WAC Rate as described herein.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PRICING SPEED
--------------------------------------------------------------------------------
Adjustable-Rate 100% ARM PPC
Mortgage Loans
                100% ARM PPC assumes that prepayments start at 4% CPR in month one, increase by approximately 1.348% each month to 35% CPR in month twenty-four, and remain at 35% CPR thereafter.
--------------------------------------------------------------------------------
Fixed-Rate 100% FRM PPC
Mortgage Loans
                100% FRM PPC assumes that prepayments start at 4% CPR in month one, increase by approximately 1.00% each month to 15% CPR in month twelve, and remain at 15% CPR thereafter.
--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [GRAPHIC-
Home Equity Asset-Backed Certificates, Series 2004-2                    OMITTED]
$4,882,108,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                     SUMMARY OF IMPORTANT DATES
------------------------------------------------------------------------------------------------------------------------------------
Deal Information                                                       Collateral Information
Expected Pricing                    08/26/2004                         Cut-off Date                        09/01/2004
Expected Settlement                 09/28/2004
First Distribution                  10/25/2004
Expected Stepdown                   10/25/2007

Bond Information
                                                                                   Expected Last
                                    Initial                                        Scheduled               REMIC
                                    Accrual                            Delay       Distribution Date*      Maturity
         Class     Dated Date       Days             Accrual Method    Days        Call/Mat                Date**

         AI-PT     09/01/2004       27               30/360            24          Feb 14/Sep 26           9/26/2034
         AI-1A     09/28/2004       0                Act/360           0           Aug 06/ Aug 06          9/26/2034
         AI-1B     09/01/2004       27               30/360            24          Aug 06/ Aug 06          9/26/2034
         AI-2      09/01/2004       27               30/360            24          Jan 07/Jan 07           9/26/2034
         AI-3      09/01/2004       27               30/360            24          Jul 08/Jul 08           9/26/2034
         AI-4      09/01/2004       27               30/360            24          Dec 08/Dec 08           9/26/2034
         AI-5      09/01/2004       27               30/360            24          Aug 10/Aug 10           9/26/2034
         AI-6      09/01/2004       27               30/360            24          Sep 13/Sep 13           9/26/2034
         AI-7      09/01/2004       27               30/360            24          Feb 14/Oct 15           9/26/2034
         AI-8      09/01/2004       27               30/360            24          Feb 14/Sep 26           9/26/2034
         AI-9      09/01/2004       27               30/360            24          Feb 14/Jul 26           9/26/2034
         AII       09/28/2004       0                Act/360           0                    Not Offered Hereby
         AIII      09/28/2004       0                Act/360           0                    Not Offered Hereby
         M-1       09/28/2004       0                Act/360           0           Feb 14/Dec 20           9/26/2034
         M-2       09/28/2004       0                Act/360           0           Feb 14/Feb 20           9/26/2034
         M-3       09/28/2004       0                Act/360           0           Feb 14/Jun 19           9/26/2034
         M-4       09/28/2004       0                Act/360           0           Feb 14/Mar 19           9/26/2034
         M-5       09/28/2004       0                Act/360           0           Feb 14/Jul 18           9/26/2034
         M-6       09/28/2004       0                Act/360           0           Feb 14/Oct 17           9/26/2034
         M-7       09/28/2004       0                Act/360           0           Feb 14/May 16           9/26/2034
         M-8       09/28/2004       0                Act/360           0           Feb 14/Dec 14           9/26/2034
         M-9       09/28/2004       0                Act/360           0           Nov 11/Nov 11           9/26/2034
         M-10      09/28/2004       0                Act/360           0           Mar 10/Mar 10           9/26/2034
------------------------------------------------------------------------------------------------------------------------------------

* The Expected Last Scheduled Distribution Date is calculated based on the Pricing Speed and other modeling assumptions.

** The REMIC Maturity Date is the second Distribution Date following the maturity date for the Mortgage Loan with the latest possible maturity date.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [GRAPHIC-
Home Equity Asset-Backed Certificates, Series 2004-2                    OMITTED]
$4,882,108,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    CONTACTS
--------------------------------------------------------------------------------
Banc of America Securities LLC
Mortgage Trading/Syndicate              Tel: (212) 847 5095
                                        Fax: (212) 847 6230
Rob Karr                                robert.h.karr@bankofamerica.com
Patrick Beranek                         patrick.beranek@bankofamerica.com
Charlene Balfour                        charlene.c.balfour@bankofamerica.com
Chris Springer                          chris.springer@bankofamerica.com

Principal Finance Group                 Fax: (704) 388-9668

Kirk Meyers                             Tel: (704) 388- 3148
                                        kirk.b.meyers@bankofamerica.com
Shaun Ahmad                             Tel: (704) 387-2658
                                        shaun.ahmad@bankofamerica.com
Rajneesh Salhotra                       Tel: (704) 386-1540
                                        rajneesh.salhotra@bankofamerica.com
Pinar Kip                               Tel: (212) 933-3006
                                        pinar.kip@bankofamerica.com
Rating Agencies

Debashish Chatterjee - Moody's          Tel: (212) 553-1329
                                        debashish.chatterjee@moodys.com
Wen Hsu - Fitch                         Tel: (212) 908-0633
                                        wen.hsu@fitchratings.com
Brian Weller- S&P                       Tel: (212) 438-1943
                                        brian_weller@standardandpoors.com



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [GRAPHIC-
Home Equity Asset-Backed Certificates, Series 2004-2                    OMITTED]
$4,882,108,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------

Trust:                        Wells Fargo Home Equity Asset-Backed Securities
                              Series 2004-2 Trust.

Title of Securities:          Wells Fargo Home Equity Asset-Backed Certificates,
                              Series 2004-2.

Offered Certificates:         The Class AI-PT, Class AI-1A, Class AI-1B, Class
                              AI-2, Class AI-3, Class AI-4, Class AI-5, Class
                              AI-6, Class AI-7, Class AI-8 and Class AI-9
                              Certificates (together the "Class AI
                              Certificates") and the Class M-1, Class M-2, Class
                              M-3, Class M-4, Class M-5, Class M-6, Class M-7,
                              Class M-8, Class M-9 and Class M-10 Certificates
                              (the "Mezzanine Certificates").

Non-Offered Certificates:     The Class AII and Class AIII Certificates
                              (together with the Offered Certificates, the "Certificates").

Class A Certificates:         Class AI, Class AII, and Class AIII Certificates.

Sequential Certificates:      The Class AI-1A, Class AI-1B, Class AI-2, Class
                              AI-3, Class AI-4, Class AI-5, Class AI-6, Class
                              AI-7, Class AI-8 and Class AI-9 Certificates.

Offering Type:                All the Certificates will be offered publicly
                              pursuant to a Prospectus and Prospectus
                              Supplement.

Depositor:                    Wells Fargo Asset Securities Corporation.

Originator:                   Wells Fargo Bank, N.A. ("Wells Fargo").

Servicer:                     Wells Fargo.

Trustee:                      HSBC.

Securities Administrator:     Wells Fargo Bank, N.A.

Credit Risk Manager:          The Murrayhill Company.

Lead Manager and              Banc of America Securities LLC.
Bookrunner:

Co-Managers:                  [                ]

Closing Date:                 On or about September 28, 2004.

Tax Status:                   The Offered Certificates will be designated as
                              regular interests in one or more REMICs and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.

ERISA Eligibility:            All of the Offered Certificates are expected to be
                              ERISA eligible under Banc of America's
                              administrative exemption from certain prohibited transaction rules granted by the Department of Labor as long as (i) conditions of the exemption under the control of the investor are met and (ii) the Offered Certificates remain in the four highest rating categories.

SMMEA Eligibility:            The Class A, Class M-1, Class M-2, Class M-3 and
                              Class M-4 Certificates are expected to constitute
                              "mortgage related securities" for purposes of SMMEA.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [GRAPHIC-
Home Equity Asset-Backed Certificates, Series 2004-2                    OMITTED]
$4,882,108,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------


Distribution Dates:           The 25th of each month, or if such day is not a
                              business day, the next succeeding business day, beginning in October 2004.

Accrued Interest:             The price to be paid by investors for the Class AI
                              Certificates, except for the Class AI-1A
                              Certificates, will include 27 days of accrued interest. The price to be paid by investors for the remaining Certificates will not include accrued interest (settle flat).

Day Count:                    With respect to the Class AI Certificates, except
                              for the Class AI-1A Certificates, 30/360. With respect to the remaining Certificates, Actual/360.

Payment Delay:                With respect to the Class AI Certificates, except
                              for the Class AI-1A Certificates, 24 days. With respect to the remaining Certificates, 0 days.

Servicing Fee:                Approximately 0.50% per annum on the aggregate
                              principal balance of such Mortgage Loans.

Credit Risk Manager Fee:      Approximately 0.0125% per annum on the aggregate
                              principal balance of the Mortgage Loans.

Cut-off Date:                 September 1, 2004.

Mortgage Loans:               As of the Cut-off Date, the aggregate principal
                              balance of the Mortgage Loans is approximately
                              $4,906,641,221.44 of which: (i) approximately
                              $1,566,665,545.05 consists of a pool of conforming and non-conforming balance fixed-rate Mortgage
                              Loans (the "Group I Mortgage Loans"), (ii) approximately $2,909,305,488.47 consists of a pool of primarily conforming balance fixed and adjustable-rate mortgage loans (the "Group II
                              Mortgage Loans"), and (iii) approximately
                              $430,670,187.92 consists of a pool of primarily non-conforming balance fixed and adjustable-rate mortgage loans (the "Group III Mortgage Loans" and, together with the Group I and Group II
                              Mortgage Loans, the "Mortgage Loans").

                              See the accompanying WFHET 2004-2 Collateral Annex for additional information on the Mortgage Loans.

Optional Termination
Date: The first Distribution Date on which the aggregate principal balance of the Mortgage
                              Loans declines to 10% or less of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date ("Cut-off Date Principal Balance").

Monthly Servicer
Advances:                     The Servicer will be obligated to advance its own
                              funds in an amount equal to the
                              aggregate of all delinquent payments of principal and interest (net of any Servicing Fees due the Servicer) that were due during the related period on the Mortgage Loans. Advances are required to be made only to the extent they are deemed by the Servicer to be recoverable from related late collections, insurance proceeds, condemnation proceeds or liquidation proceeds.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [GRAPHIC-
Home Equity Asset-Backed Certificates, Series 2004-2                    OMITTED]
$4,882,108,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Credit Enhancement
--------------------------------------------------------------------------------

Credit Enhancement:      Credit enhancement for the structure is provided by
                         lender paid mortgage Insurance acquired by the Servicer, Excess Cashflow, overcollateralization and subordination.

                         Certificate Credit Enhancement

                         (1) The Class A Certificates are enhanced by LPMI, Excess Cashflow, the Overcollateralization Amount and approximately 12.45% in subordinate certificates.

                         (2)  The Class M-1 Certificates are enhanced by
                              LPMI, Excess Cashflow, the Overcollateralization Amount and approximately 10.30% in subordinate certificates.

                         (3)  The Class M-2 Certificates are enhanced by
                              LPMI, Excess Cashflow, the Overcollateralization Amount and approximately 8.35% in subordinate certificates.

                         (4)  The Class M-3 Certificates are enhanced by
                              LPMI, Excess Cashflow, the Overcollateralization Amount and approximately 7.20% in subordinate certificates.

                         (5)  The Class M-4 Certificates are enhanced by
                              LPMI, Excess Cashflow, the Overcollateralization Amount and approximately 6.10% in subordinate certificates.

                         (6)  The Class M-5 Certificates are enhanced by
                              LPMI, Excess Cashflow, the Overcollateralization Amount and approximately 5.10% in subordinate certificates.

                         (7)  The Class M-6 Certificates are enhanced by
                              LPMI, Excess Cashflow, the Overcollateralization Amount and approximately 3.60% in subordinate certificates.

                         (8)  The Class M-7 Certificates are enhanced by
                              LPMI, Excess Cashflow, the Overcollateralization Amount and approximately 2.50% in subordinate certificates.

                         (9)  The Class M-8 Certificates are enhanced by
                              LPMI, Excess Cashflow, the Overcollateralization Amount and approximately 1.00% in subordinate certificates.

                         (10) The Class M-9 Certificates are enhanced by
                              LPMI, Excess Cashflow, the Overcollateralization Amount and approximately 0.50% in subordinate certificates.

                         (11) The Class M-10 Certificates are enhanced by
                              LPMI, Excess Cashflow and the
                              Overcollateralization Amount.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [GRAPHIC-
Home Equity Asset-Backed Certificates, Series 2004-2                    OMITTED]
$4,882,108,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Credit Enhancement
--------------------------------------------------------------------------------


Expected Credit Support
Percentage:                Class  Initial Credit Support  After Stepdown Support
                           -----  ----------------------  ----------------------
                             A            12.95%                  25.90%
                             M-1          10.80%                  21.60%
                             M-2          8.85%                   17.70%
                             M-3          7.70%                   15.40%
                             M-4          6.60%                   13.20%
                             M-5          5.60%                   11.20%
                             M-6          4.10%                   8.20%
                             M-7          3.00%                   6.00%
                             M-8          1.50%                   3.00%
                             M-9          1.00%                   2.00%
                             M-10         0.50%                   1.00%

Expected
Overcollateralization
Target Amount:           Prior to the Stepdown Date, the Overcollateralization
                         Target Amount will be approximately 0.50% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date. The Overcollateralization Target
                         Amount on or after the Stepdown Date will be the greater of approximately (a) 1.00% of the aggregate
                         Principal Balance of the Mortgage Loans at the end of the related collection period and (b) 0.50% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date; provided however, if a Trigger Event has occurred on the related Distribution Date, the Overcollateralization Target Amount will be equal to the Overcollateralization Target Amount for the previous Distribution Date.

Overcollateralization
Release Amount:          The Overcollateralization Release Amount means, with
                         respect to any Distribution Date on or after the Stepdown Date on which a Trigger Event is not in effect, the lesser of (x) the Principal Remittance
                         Amount and (y) the excess, if any, of (i) the Overcollateralization Amount for such Distribution Date
                         (assuming that 100% of the Principal Remittance Amount is applied as a principal payment on such Distribution
                         Date) over (ii) the Overcollateralization Target Amount for such Distribution Date.

Overcollateralization
Deficiency Amount:       As of any Distribution Date, the Overcollateralization
                         Deficiency Amount is the excess, if any, of (a) the Overcollateralization Target Amount for such
                         Distribution Date over (b) the Overcollateralization
                         Amount for such Distribution Date, calculated for this purpose after taking into account the reduction on such Distribution Date of the certificate principal balances of all classes of Certificates resulting from the distribution of the Principal Distribution Amount (but not the Extra Principal Distribution Amount) on such Distribution Date, but prior to taking into account any Realized Losses allocated to any class of Certificates on such Distribution Date.

Overcollateralization
Amount: The Overcollateralization Amount is equal to the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Certificates. On the Closing Date, the Overcollateralization Amount is expected to equal the Overcollateralization Target Amount. To the extent the Overcollateralization Amount is reduced below the Overcollateralization Target Amount, Excess Cashflow will be directed to build the Overcollateralization Amount until the Overcollateralization Target Amount is reached.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [GRAPHIC-
Home Equity Asset-Backed Certificates, Series 2004-2                    OMITTED]
$4,882,108,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------

Available Funds:         Available Funds will be equal to the sum of the
                         following amounts with respect to the Mortgage Loans, net of amounts reimbursable or payable therefrom to any of Servicer, the Credit Risk Manager, or the Securities
                         Administrator: (i) the aggregate amount of monthly payments on the Mortgage Loans due during the related collection period and received by the Servicer on or prior to the related determination date, (ii) unscheduled payments in respect of the Mortgage Loans, including prepayments, insurance proceeds, net liquidation proceeds, condemnation proceeds, recoveries and proceeds from repurchases of and substitutions for such Mortgage Loans occurring during the related prepayment period, excluding prepayment charges, (iii) on the Distribution Date on which the Trust is to be terminated in accordance with the pooling and servicing agreement, the termination price and (iv) payments from the Servicer in connection with Advances and Compensating Interest for such Distribution Date.

Excess Cashflow:         For the Certificates on each Distribution Date is equal
                         to the sum of (x) any Overcollateralization Release
                         Amount and (y) the excess of the Available Funds over the sum of (i) the Accrued Certificate Interest paid on the Certificates (ii) any Unpaid Interest Shortfall
                         Amount on the Class A Certificates and (iii) the
                         Principal Remittance Amount.

LPMI: As of the Cut-off Date, approximately 99.27% of the Mortgage Loans with combined loan-to-value ratios over 80% originated by Wells Fargo are covered by existing lender-paid primary mortgage insurance policies. These polices were acquired by Wells Fargo from mortgage insurance providers and will be assigned by Wells Fargo to the Depositor and from the Depositor to the trust fund on the closing date.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [GRAPHIC-
Home Equity Asset-Backed Certificates, Series 2004-2                    OMITTED]
$4,882,108,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PASS THROUGH RATES
--------------------------------------------------------------------------------

The Pass-Through Rate for the Class AI, except for the Class AI-1A Certificates, Certificates for any Distribution Date will be the lesser of (x) the related fixed coupon and (y) the related Net WAC Rate for such Distribution Date.

The Pass-Through Rate for Class AI-1A, Class AII, Class AIII and Mezzanine Certificates for any Distribution Date will be the lesser of (x) the related Formula Rate for such Distribution Date and (y) the related Net WAC Rate for such Distribution Date.

Formula Rate:            The Formula Rate for the Class AI-1A, Class AII, Class
                         AIII and Mezzanine Certificates is the lesser of:

                         (i) the sum of (a) one-month LIBOR as determined for the related period and (b) the certificate margin for the applicable class; and

                         (ii) the Maximum Cap Rate for such Distribution
                              Date.

                         On each Distribution Date after the Optional
                         Termination Date, the related certificate margin for the Class AII and Class AIII Certificates will be 2 times the related initial certificate margin, and for the Mezzanine Certificates, the related certificate margin will be 1.5 times the related initial certificate margin.

Adjusted Net Mortgage
Rate: The Adjusted Net Mortgage Rate for each Mortgage Loan is equal to the mortgage interest rate less the sum of
                         (i) the Servicing Fee rate and (ii) the Credit Risk Manager Fee rate.

Adjusted Net Maximum
Mortgage Rate:           The Adjusted Net Maximum Mortgage Rate for each
                         adjustable rate Mortgage Loan is equal to the maximum mortgage interest rate (or the mortgage interest rate in the case of any fixed rate Mortgage Loan) less the sum of (i) the Servicing Fee rate and (ii) the Credit
                         Risk Manager Fee rate.

Maximum Cap Rate:        The Maximum Cap Rate for the Class AI Certificates on
                         any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Maximum Mortgage Rates of the Group I Mortgage Loans.

                         The Maximum Cap Rate for the Class AII Certificates on any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Maximum Mortgage Rates of the Group II Mortgage Loans.

                         The Maximum Cap Rate for the Class AIII Certificates on any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Maximum Mortgage Rates of the Group III Mortgage Loans.

                         The Maximum Cap Rate for the Mezzanine Certificates on any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Maximum Cap Rates for the Class AI, Class AII and the Class AIII Certificates weighted on the basis of the related group subordinate amount.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [GRAPHIC-
Home Equity Asset-Backed Certificates, Series 2004-2                    OMITTED]
$4,882,108,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PASS THROUGH RATES
--------------------------------------------------------------------------------

Net WAC Rate:            The Net WAC Rate for the Class AI Certificates on any
                         Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Mortgage Rates of the Group
                         I Mortgage Loans.

                         The Net WAC Rate for the Class AII Certificates on any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Mortgage Rates of the Group II Mortgage Loans.

                         The Net WAC Rate for the Class AIII Certificates on any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Mortgage Rates of the Group III Mortgage Loans.

                         The Net WAC Rate for the Mezzanine Certificates on any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Net WAC Rates for the Class AI, Class AII and Class AIII Certificates weighted on the basis of the related group subordinate amount.

Net WAC Rate Carryover
Amount: If, on any Distribution Date the Pass-Through Rate for a class of Offered Certificates is limited by the Net WAC Rate, the "Net WAC Rate Carryover Amount" for such class is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such class based on the related Formula Rate over (b) the amount of interest actually accrued on such class based on the Net WAC Rate and (ii) the unpaid portion of any related Net WAC Rate Carryover Amount from any prior Distribution Dates together with accrued interest at the related Formula Rate. Any Net WAC Rate Carryover Amount will be paid on such Distribution Date or future Distribution Dates to the extent of funds available.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [GRAPHIC-
Home Equity Asset-Backed Certificates, Series 2004-2                    OMITTED]
$4,882,108,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 TRIGGER EVENT
--------------------------------------------------------------------------------

Stepdown Date:           Provided a Trigger Event is not in effect, the earlier
                         to occur of (i) the Distribution Date on which the aggregate certificate principal balance of the Class A
                         Certificates has been reduced to zero and (ii) the later to occur of (a) the Distribution Date in October
                         2007 and (b) the first Distribution Date on which the Credit Enhancement Percentage is greater than or equal to 25.90%. The Credit Enhancement Percentage is obtained by dividing (x) the sum of the aggregate certificate principal balance of the Mezzanine
                         Certificates and the Overcollateralization Amount
                         (before taking into account distributions of principal on such distribution date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period.

Trigger Event:           A Trigger Event exists with respect to any Distribution
                         Date on or after the Stepdown Date (i) if the three month rolling average of 60+ day delinquent loans
                         (including loans that are in bankruptcy or foreclosure and are 60+ days delinquent or that are REO) is greater than []*% of the Credit Enhancement Percentage or (ii) if the Cumulative Realized Loss Percentage* exceeds the value defined below for such Distribution Date:

                             Distribution Dates                    Cumulative Realized Loss Percentage*
                             ------------------                    ------------------------------------
                        October 2007 - September 2008                             [   ]%
                        October 2008 - September 2009                             [   ]%
                        October 2009 - September 2010                             [   ]%
                            October 2010 and after                                [   ]%

* The Delinquency Trigger and Cumulative Realized Loss Percentage Triggers are pending Rating Agency approval.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [GRAPHIC-
Home Equity Asset-Backed Certificates, Series 2004-2                    OMITTED]
$4,882,108,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          YIELD MAINTENANCE AGREEMENT
                            Class AI-1A Certificates
--------------------------------------------------------------------------------

On the Closing Date, the Securities Administrator will enter into a Yield
Maintenance Agreement with [       ] (the "Counterparty") for the benefit of the
Certificates. The notional balance of the Yield Maintenance Class AI-1A Agreement and the strike rates are in the table below. In exchange for a fixed payment on the Closing Date, the Counterparty will be obligated to make monthly payments to the Securities Administrator when one-month LIBOR exceeds the lower strike Such payments will be capped at their maximum amount when one-month LIBOR rate. equals or exceeds the upper strike rate. Net WAC Rate Carryover Amounts to the extent not covered by clause (xxii) of the Excess Cashflow Distribution will be covered to the extent of payments received by the Securities Administrator under the Yield Maintenance Agreement. The Yield Maintenance Agreement will terminate after the Distribution Date in August 2006.
--------------------------------------------------------------------------------
                      Yield Maintenance Agreement Schedule
--------------------------------------------------------------------------------
Period          Notional ($)         Lower Strike            Upper Strike
1               191,511,000             5.30%                   9.32%
2               185,953,353             5.30%                   9.32%
3               179,779,570             5.30%                   9.32%
4               172,998,959             5.30%                   9.32%
5               165,622,452             5.30%                   9.32%
6               157,662,676             5.30%                   9.32%
7               149,133,800             5.30%                   9.32%
8               140,053,529             5.30%                   9.32%
9               130,438,951             5.30%                   9.32%
10              120,498,687             5.30%                   9.32%
11              110,699,772             5.30%                   9.32%
12              101,040,240             5.30%                   9.32%
13              91,518,153              5.30%                   9.32%
14              82,131,597              5.30%                   9.32%
15              72,878,685              5.30%                   9.32%
16              63,757,557              5.30%                   9.32%
17              54,766,379              5.30%                   9.32%
18              45,903,339              5.30%                   9.32%
19              37,166,653              5.30%                   9.32%
20              28,554,561              5.30%                   9.32%
21              20,065,327              5.30%                   9.32%
22              11,697,237              5.30%                   9.32%
23              3,448,604               5.30%                   9.32%
--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [GRAPHIC-
Home Equity Asset-Backed Certificates, Series 2004-2                    OMITTED]
$4,882,108,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          YIELD MAINTENANCE AGREEMENT
      Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates
--------------------------------------------------------------------------------

On the Closing Date, the Securities Administrator will enter into a Yield
Maintenance Agreement with [       ] (the "Counterparty") for the benefit of the
Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates. The notional balance of the Yield Maintenance Agreement and the strike rates are in the table below. In exchange for a fixed payment on the Closing Date, the Counterparty will be obligated to make monthly payments to the Securities Administrator when one-month LIBOR exceeds the lower strike rate. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds the upper strike rate. Net WAC Rate Carryover Amounts to the extent not covered by clause (xxii) of the Excess Cashflow Distribution will be covered to the extent of payments received by the Securities Administrator under the Yield Maintenance Agreement. The Yield Maintenance Agreement will terminate after the Distribution Date in February 2014.
--------------------------------------------------------------------------------
                      Yield Maintenance Agreement Schedule
--------------------------------------------------------------------------------
Period          Notional ($)         Lower Strike            Upper Strike
1               360,638,000             6.28%                   7.75%
2               360,638,000             5.37%                   7.75%
3               360,638,000             5.58%                   7.75%
4               360,638,000             5.37%                   7.75%
5               360,638,000             5.37%                   7.75%
6               360,638,000             6.03%                   7.75%
7               360,638,000             5.37%                   7.75%
8               360,638,000             5.57%                   7.75%
9               360,638,000             5.38%                   7.75%
10              360,638,000             5.58%                   7.75%
11              360,638,000             5.38%                   7.75%
12              360,638,000             5.38%                   7.75%
13              360,638,000             5.58%                   7.75%
14              360,638,000             5.37%                   7.75%
15              360,638,000             5.57%                   7.75%
16              360,638,000             5.37%                   7.75%
17              360,638,000             5.36%                   7.75%
18              360,638,000             6.01%                   7.75%
19              360,638,000             5.36%                   7.75%
20              360,638,000             5.56%                   7.75%
21              360,638,000             7.33%                   7.75%
22              360,638,000             7.59%                   7.75%
23              360,638,000             7.30%                   7.75%
24              360,638,000             7.28%                   7.75%
25              360,638,000             7.53%                   7.75%
26              360,638,000             7.25%                   7.75%
27-71               0                   N/A                     N/A
72              161,301,376             7.73%                   7.75%
73                  0                   N/A                     N/A
74              154,888,587             7.66%                   7.75%
75                  0                   N/A                     N/A
76              148,767,860             7.59%                   7.75%
77              145,812,053             7.55%                   7.75%
78                  0                   N/A                     N/A
79              140,100,159             7.48%                   7.75%
80              137,340,486             7.72%                   7.75%
81              134,642,698             7.41%                   7.75%
--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [GRAPHIC-
Home Equity Asset-Backed Certificates, Series 2004-2                    OMITTED]
$4,882,108,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          YIELD MAINTENANCE AGREEMENT
      Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates
                                  (Continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Yield Maintenance Agreement Schedule
--------------------------------------------------------------------------------
Period          Notional ($)        Lower Strike            Upper Strike
82              132,005,140             7.65%                   7.75%
83              129,426,205             7.34%                   7.75%
84              126,904,337             7.31%                   7.75%
85              124,438,028             7.54%                   7.75%
86              122,025,814             7.24%                   7.75%
87              119,666,278             7.47%                   7.75%
88              117,358,044             7.17%                   7.75%
89              115,099,780             7.14%                   7.75%
90              112,890,192             7.65%                   7.75%
91              110,728,027             7.07%                   7.75%
92              108,612,067             7.30%                   7.75%
93              106,541,133             7.01%                   7.75%
94              104,514,080             7.23%                   7.75%
95              102,529,797             6.94%                   7.75%
96              100,587,207             6.91%                   7.75%
97              98,685,264              7.13%                   7.75%
98              96,822,953              6.85%                   7.75%
99              94,999,288              7.07%                   7.75%
100             93,213,313              6.78%                   7.75%
101             91,464,101              6.75%                   7.75%
102             89,750,749              7.52%                   7.75%
103             88,072,383              6.69%                   7.75%
104             86,428,152              6.91%                   7.75%
105             84,817,232              6.63%                   7.75%
106             83,238,820              6.85%                   7.75%
107             81,692,138              6.57%                   7.75%
108             80,176,429              6.54%                   7.75%
109             78,690,959              6.76%                   7.75%
110             77,235,012              6.48%                   7.75%
111             75,807,896              6.70%                   7.75%
112             74,408,935              6.43%                   7.75%
113             73,037,473              6.40%                   7.75%
--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [GRAPHIC-
Home Equity Asset-Backed Certificates, Series 2004-2                    OMITTED]
$4,882,108,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          YIELD MAINTENANCE AGREEMENT
     Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates
--------------------------------------------------------------------------------
On the Closing Date, the Securities Administrator will enter into a Yield Maintenance Agreement with [ ] (the "Counterparty") for the benefit of the Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates. The notional balance of the Yield Maintenance Agreement and the strike rates are in the table below. In exchange for a fixed payment on the Closing Date, the Counterparty will be obligated to make monthly payments to the Securities Administrator when one-month LIBOR exceeds the lower strike rate. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds the upper strike rate. Net WAC Rate Carryover Amounts to the extent not covered by clause (xxii) of the Excess Cashflow Distribution will be covered to the extent of payments received by the Securities Administrator under the Yield Maintenance Agreement. The Yield Maintenance Agreement will terminate after the Distribution Date in February 2014.

--------------------------------------------------------------------------------
                      Yield Maintenance Agreement Schedule
--------------------------------------------------------------------------------
Period          Notional ($)            Lower Strike            Upper Strike
1               250,239,000             4.46%                   5.93%
2               250,239,000             3.55%                   5.93%
3               250,239,000             3.76%                   5.93%
4               250,239,000             3.55%                   5.93%
5               250,239,000             3.55%                   5.93%
6               250,239,000             4.21%                   5.93%
7               250,239,000             3.55%                   5.93%
8               250,239,000             3.75%                   5.93%
9               250,239,000             3.56%                   5.93%
10              250,239,000             3.76%                   5.93%
11              250,239,000             3.56%                   5.93%
12              250,239,000             3.56%                   5.93%
13              250,239,000             3.76%                   5.93%
14              250,239,000             3.55%                   5.93%
15              250,239,000             3.75%                   5.93%
16              250,239,000             3.55%                   5.93%
17              250,239,000             3.54%                   5.93%
18              250,239,000             4.19%                   5.93%
19              250,239,000             3.54%                   5.93%
20              250,239,000             3.74%                   5.93%
21              250,239,000             5.51%                   5.93%
22              250,239,000             5.77%                   5.93%
23              250,239,000             5.48%                   5.93%
24              250,239,000             5.46%                   5.93%
25              250,239,000             5.71%                   5.93%
26              250,239,000             5.43%                   5.93%
27-71               0                    N/A                     N/A
72              98,363,265              5.90%                   5.92%
73                  0                    N/A                     N/A
74              93,477,322              5.83%                   5.92%
75                  0                    N/A                     N/A
76              88,813,904              5.76%                   5.92%
77              86,561,858              5.72%                   5.92%
78                  0                    N/A                     N/A
79              82,209,932              5.65%                   5.92%
80              80,107,321              5.89%                   5.92%
81              78,051,861              5.58%                   5.92%
--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [GRAPHIC-
Home Equity Asset-Backed Certificates, Series 2004-2                    OMITTED]
$4,882,108,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          YIELD MAINTENANCE AGREEMENT
      Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates
                                  (Continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Yield Maintenance Agreement Schedule
--------------------------------------------------------------------------------
Period          Notional ($)        Lower Strike            Upper Strike
82              76,042,290              5.82%                   5.92%
83              74,077,384              5.51%                   5.92%
84              72,155,958              5.48%                   5.92%
85              70,276,862              5.71%                   5.92%
86              68,438,982              5.41%                   5.92%
87              66,641,237              5.64%                   5.92%
88              64,882,581              5.34%                   5.92%
89              63,161,996              5.32%                   5.93%
90              61,478,498              5.83%                   5.93%
91              59,831,131              5.25%                   5.93%
92              58,218,969              5.49%                   5.94%
93              56,641,112              5.20%                   5.94%
94              55,096,688              5.43%                   5.95%
95              53,584,852              5.14%                   5.95%
96              52,104,781              5.11%                   5.95%
97              50,655,679              5.34%                   5.96%
98              49,236,773              5.06%                   5.96%
99              47,847,312              5.29%                   5.97%
100             46,486,568              5.00%                   5.97%
101             45,153,833              4.98%                   5.98%
102             43,848,420              5.75%                   5.98%
103             42,569,663              4.93%                   5.99%
104             41,316,914              5.15%                   5.99%
105             40,089,544              4.88%                   6.00%
106             38,886,942              5.10%                   6.00%
107             37,708,516              4.83%                   6.01%
108             36,553,689              4.80%                   6.01%
109             35,421,900              5.03%                   6.02%
110             34,312,606              4.76%                   6.03%
111             33,225,277              4.99%                   6.04%
112             32,159,400              4.72%                   6.04%
113             31,114,476              4.70%                   6.05%
--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [GRAPHIC-
Home Equity Asset-Backed Certificates, Series 2004-2                    OMITTED]
$4,882,108,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             INTEREST DISTRIBUTIONS
--------------------------------------------------------------------------------

I. On each Distribution Date, the Group I Interest Remittance Amount will be distributed from Available Funds in the following order of priority:

(i) to the holders of the Class AI Certificates, Accrued Certificate Interest for such Distribution Date;

(ii) to the holders of the Class AI Certificates, the Unpaid Interest Shortfall Amount, if any, for such Distribution Date; and

(iii) to the holders of the Class AII and Class AIII Certificates, pro rata, the remaining Accrued Certificate Interest and remaining Unpaid Interest Shortfall Amount, if any, for such class for such Distribution Date to the extent not distributed pursuant to II and III below.

II. On each Distribution Date, the Group II Interest Remittance Amount will be distributed from Available Funds in the following order of priority:

(i) to the holders of the Class AII Certificates, Accrued Certificate Interest for such Distribution Date;

(ii) to the holders of the Class AII the Unpaid Interest Shortfall Amount, if any, for such Distribution Date; and

(iii) to the holders of the Class AI and Class AIII Certificates, pro rata, the remaining Accrued Certificate Interest and remaining Unpaid Interest Shortfall Amount, if any, for such class for such Distribution Date to the extent not distributed pursuant to I and III.

III. On each Distribution Date, the Group III Interest Remittance Amount will be distributed from Available Funds in the following order of priority:

(i) to the holders of the Class AIII Certificates, Accrued Certificate Interest for such Distribution Date;

(ii) to the holders of the Class AIII the Unpaid Interest Shortfall Amount, if any, for such Distribution Date; and

(iii) to the holders of the Class AI and Class AII Certificates, pro rata, the remaining Accrued Certificate Interest and remaining Unpaid Interest Shortfall Amount, if any, for such class for such Distribution Date to the extent not distributed pursuant to I and II above.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [GRAPHIC-
Home Equity Asset-Backed Certificates, Series 2004-2                    OMITTED]
$4,882,108,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             INTEREST DISTRIBUTIONS
--------------------------------------------------------------------------------


IV. On each Distribution Date, following the distributions made pursuant to clauses I, II and III above, the Securities Administrator shall make the following disbursements in the order of priority described below, in each case to the extent of the sum of the Group I Interest Remittance Amount, the Group II Interest Remittance Amount and the Group III Interest Remittance Amount remaining undistributed for such Distribution
      Date:

(i) to the holders of the Class M-1 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(ii) to the holders of the Class M-2 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(iii) to the holders of the Class M-3 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(iv) to the holders of the Class M-4 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(v) to the holders of the Class M-5 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(vi) to the holders of the Class M-6 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(vii) to the holders of the Class M-7 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(viii) to the holders of the Class M-8 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(ix) to the holders of the Class M-9 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(x) to the holders of the Class M-10 Certificates, Accrued Certificate Interest for such class for such Distribution Date; and

(xi)    any remainder as described under "Excess Cashflow Distribution".


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [GRAPHIC-
Home Equity Asset-Backed Certificates, Series 2004-2                    OMITTED]
$4,882,108,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

I. On each Distribution Date, (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Group I Senior Principal Distribution Amount will be distributed in the following order of priority:

(i) to the holders of the Class AI Certificates, according to the Class AI Certificates Principal Allocation;

(ii) to the holders of the Class AII and Class AIII Certificates, pro rata, until the certificate principal balances thereof have been reduced to zero, to the extent not distributed pursuant to II and III below; and

II. On each Distribution Date, (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Group II Senior Principal Distribution Amount will be distributed in the following order of priority:

(i) to the holders of the Class AII Certificates until the certificate principal balance thereof has been reduced to zero;

(ii) to the holders of the Class AIII Certificates, until the certificate principal balance thereof has been reduced to zero, to the extent not distributed pursuant to I above and III below;

(iii) to the holders of the Class AI Certificates until the certificate balance thereof has been reduced to zero, to the extent not distributed pursuant to I above and III below; and

III. On each Distribution Date, (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Group III Senior Principal Distribution Amount will be distributed in the following order of priority:

(i) to the holders of the Class AIII Certificates, until the certificate principal balance thereof has been reduced to zero;

(ii) to the holders of the AII Certificates until the certificate principal balance thereof has been reduced to zero, to the extent not distributed pursuant to I and II above;

(iii) to the holders of the Class AI Certificates until the certificate balance thereof has been reduced to zero, to the extent not distributed pursuant to I and II above; and

IV. On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, distributions in respect of principal to the extent of the sum of the Group I, Group II and Group III Principal Distribution Amounts remaining undistributed after I, II and III above for such Distribution Date shall be made in the following amounts and order of priority:

(i) to the Class M-1 Certificates until the certificate principal balance is reduced to zero;

(ii) to the Class M-2 Certificates until the certificate principal balance is reduced to zero;

(iii) to the Class M-3 Certificates until the certificate principal balance is reduced to zero;

(iv) to the Class M-4 Certificates until the certificate principal balance is reduced to zero;

(v) to the Class M-5 Certificates until the certificate principal balance is reduced to zero;

(vi) to the Class M-6 Certificates until the certificate principal balance is reduced to zero;

(vii) to the Class M-7 Certificates until the certificate principal balance is reduced to zero;

(viii) to the Class M-8 Certificates until the certificate principal balance is reduced to zero;

(ix) to the Class M-9 Certificates until the certificate principal balance is reduced to zero; and

(x) to the Class M-10 Certificates until the certificate principal balance is reduced to zero.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [GRAPHIC-
Home Equity Asset-Backed Certificates, Series 2004-2                    OMITTED]
$4,882,108,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

V. On each Distribution Date, (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Group I Senior Principal Distribution Amount will be distributed in the following order of priority:

(i) to the holders of the Class AI Certificates, according to the Class AI Certificates Principal Allocation;

(ii) to the holders of the Class AII and Class AIII Certificates, pro rata, until the certificate principal balances thereof have been reduced to zero;

VI. On each Distribution Date, (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Group II Senior Principal Distribution Amount will be distributed in the following order of priority:

(i) to the holders of the Class AII Certificates, until the certificate principal balance thereof has been reduced to zero;

(ii) to the holders of the Class AIII Certificates, until the certificate principal balance thereof has been reduced to zero; and

(iii) to the holders of the Class AI Certificates, until the certificate principal balance thereof has been reduced to zero.

VII. On each Distribution Date, (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Group III Senior Principal Distribution Amount will be distributed in the following order of priority:

(i) to the holders of the Class AIII Certificates, until the certificate principal balance thereof has been reduced to zero;

(ii) to the holders of the Class AII Certificates, until the certificate principal balance thereof has been reduced to zero; and

(iii) to the holders of the Class AI Certificates, until the certificate principal balance thereof has been reduced to zero.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [GRAPHIC-
Home Equity Asset-Backed Certificates, Series 2004-2                    OMITTED]
$4,882,108,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------
VIII. On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, distributions in respect of principal to the extent of any Principal Distribution Amount remaining undistributed after V and VI and VII above for such Distribution Date shall be made in the following amounts and order of priority:

(i) to the Class M-1 Certificates, the Class M-1 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(ii) to the Class M-2 Certificates, the Class M-2 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(iii) to the Class M-3 Certificates, the Class M-3 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(iv) to the Class M-4 Certificates, the Class M-4 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(v) to the Class M-5 Certificates, the Class M-5 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(vi) to the Class M-6 Certificates, the Class M-6 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(vii) to the Class M-7 Certificates, the Class M-7 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(viii) to the Class M-8 Certificates, the Class M-8 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(ix) to the Class M-9 Certificates, the Class M-9 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero; and

(x) to the Class M-10 Certificates, the Class M-10 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [GRAPHIC-
Home Equity Asset-Backed Certificates, Series 2004-2                    OMITTED]
$4,882,108,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          EXCESS CASHFLOW DISTRIBUTION
--------------------------------------------------------------------------------

On each Distribution Date, any excess cashflow shall be paid as follows:

(i) to build or maintain the Overcollateralization Amount to the Overcollateralization Target Amount;

(ii)    to the Class M-1 Certificates, any related Unpaid Interest Shortfall
        Amount;

(iii)   to the Class M-1 Certificates, any related Allocated Realized Loss
        Amounts;

(iv)    to the Class M-2 Certificates, any related Unpaid Interest Shortfall
        Amount;

(v)     to the Class M-2 Certificates, any related Allocated Realized Loss
        Amounts;

(vi)    to the Class M-3 Certificates, any related Unpaid Interest Shortfall
        Amount;

(vii)   to the Class M-3 Certificates, any related Allocated Realized Loss
        Amounts;

(viii) to the Class M-4 Certificates, any related Unpaid Interest Shortfall Amount;

(ix)    to the Class M-4 Certificates, any related Allocated Realized Loss
        Amounts;

(x)     to the Class M-5 Certificates, any related Unpaid Interest Shortfall
        Amount;

(xi)    to the Class M-5 Certificates, any related Allocated Realized Loss
        Amount;

(xii)   to the Class M-6 Certificates, any related Unpaid Interest Shortfall
        Amount;

(xiii)  to the Class M-6 Certificates, any related Allocated Realized Loss
        Amount;

(xiv)   to the Class M-7 Certificates, any related Unpaid Interest Shortfall
        Amount;

(xv)    to the Class M-7 Certificates, any related Allocated Realized Loss
        Amount;

(xvi)   to the Class M-8 Certificates, any related Unpaid Interest Shortfall
        Amount;

(xvii)  to the Class M-8 Certificates, any related Allocated Realized Loss
        Amount;

(xviii) to the Class M-9 Certificates, any related Unpaid Interest Shortfall
        Amount;

(xix)   to the Class M-9 Certificates, any related Allocated Realized Loss
        Amount;

(xx)    to the Class M-10 Certificates, any related Unpaid Interest Shortfall
        Amount;

(xxi)   to the Class M-10 Certificates, any related Allocated Realized Loss
        Amount;

(xxii) to the Offered Certificates an amount equal to any unpaid remaining Net WAC Rate Carryover Amounts in the same order and priority in which Accrued Certificate Interest is allocated; and

(xxiii) any remaining amounts as specified in the pooling and servicing agreement.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [GRAPHIC-
Home Equity Asset-Backed Certificates, Series 2004-2                    OMITTED]
$4,882,108,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  DEFINITIONS
--------------------------------------------------------------------------------
Accrued Certificate
Interest:           Accrued Certificate Interest for each Class of Offered
                    Certificates for each Distribution Date means an amount equal to the interest accrued at the related Pass-Through
                    Rate during the related accrual period on the certificate principal balance of such class of Certificates, minus such class' interest percentage of shortfalls caused by the Relief Act or similar state laws for such Distribution Date or prepayment interest shortfalls not covered by compensating interest.

Unpaid Interest
Shortfall Amount:   The Unpaid Interest Shortfall Amount means (i) for each
                    class of Offered Certificates and the first Distribution
                    Date, zero, and (ii) with respect to each class of Offered
                    Certificates and any Distribution Date after the first
                    Distribution Date, the amount, if any, by which (a) the sum of (1) Accrued Certificate Interest for such class for the immediately preceding Distribution Date and (2) the outstanding Unpaid Interest Shortfall Amount, if any, for such class for such preceding Distribution Date exceeds (b) the aggregate amount distributed on such class in respect of interest on such preceding Distribution Date, plus interest on the amount of interest due but not paid on the Certificates of such class on such preceding Distribution
                    Date, to the extent permitted by law, at the Pass-Through
                    Rate for such class for the related accrual period.

Interest
Remittance Amount:  The Interest Remittance Amount with respect to any
                    Distribution Date is that portion of the Available Funds for such Distribution Date attributable to interest received or advanced with respect to the Mortgage Loans.

Principal
Remittance Amount:  The Principal Remittance Amount means with respect to any
                    Distribution Date, the sum of (i) all scheduled payments of principal collected or advanced on the Mortgage Loans by the Servicer that were due during the related collection period and received by the Servicer on or prior to the related determination date, (ii) the principal portion of all partial and full principal prepayments of the Mortgage Loans applied by the Servicer during the related prepayment period, (iii) the principal portion of all related net liquidation proceeds and insurance proceeds and recoveries received during such prepayment period with respect to the Mortgage Loans, (iv) that portion of the purchase price, representing principal of any repurchased Mortgage Loans, deposited to the collection account during such prepayment period, (v) the principal portion of any related substitution adjustments deposited in the collection account during such prepayment period with respect to the Mortgage Loans, and (vi) on the Distribution Date on which the Trust is to be terminated in accordance with the pooling and servicing agreement, that portion of the termination price representing principal with respect to the Mortgage Loans.

Basic Principal
Distribution
Amount: The Basic Principal Distribution Amount means with respect to any Distribution Date the excess of (i) the Principal Remittance Amount for such Distribution Date over (ii) the Overcollateralization Release Amount, if any, for such Distribution Date.

Extra Principal
Distribution
Amount: The Extra Principal Distribution Amount with respect to any Distribution Date is the lesser of (x) the Excess Cashflow for such Distribution Date and (y) the Overcollateralization Deficiency Amount for such Distribution Date.

Principal
Distribution
Amount: The Principal Distribution Amount with respect to any Distribution Date is the sum of (i) the Basic Principal Distribution Amount for such Distribution Date and (ii) the Extra Principal Distribution Amount for such Distribution Date.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [GRAPHIC-
Home Equity Asset-Backed Certificates, Series 2004-2                    OMITTED]
$4,882,108,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  DEFINITIONS
--------------------------------------------------------------------------------
Senior Principal
Distribution
Amount: Senior Principal Distribution Amount means as of any Distribution Date (i) before the Stepdown Date or as to which a Trigger Event is in effect, the lesser of (a) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date and
                    (b) the Principal Distribution Amount and (ii) on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (a) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date over (b) the lesser of (x) the product of (1) approximately 74.10% and (2) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related collection period and (y) the amount by which the aggregate Principal Balance of the Mortgage Loans as of the last day of the related collection period exceeds the product of (1) 0.50% and (2) the aggregate Principal Balance of the Mortgage Loans on the Cut-off Date.

Allocated Realized
Loss Amount:        An Allocated Realized Loss Amount with respect to any class of the Mezzanine Certificates and any Distribution Date is an amount equal to the sum of any Realized Losses allocated to that class of Certificates on such Distribution Date and any Allocated Realized Loss Amount for that class remaining unpaid from the previous Distribution Date.

Realized Losses:    A Realized Loss is (i) as to any Mortgage Loan that is
                    liquidated, the unpaid principal balance thereof less the net proceeds from the liquidation of, and any insurance proceeds from, such Mortgage Loan and the related mortgaged property which are applied to the principal balance of such Mortgage Loan, (ii) to the extent of the amount of any reduction of principal balance by a bankruptcy court of the mortgaged property at less than the amount of the Mortgage
                    Loan and (iii) a reduction in the principal balance of a Mortgage Loan resulting from a modification by the Servicer.

                    All Realized Losses on the Mortgage Loans will be allocated on each Distribution Date, first to the Excess Cashflow, second in reduction of the Overcollateralization Amount, third to the Class M-10 Certificates, fourth to the Class M-9 Certificates, fifth to the Class M-8 Certificates, sixth to the Class M-7 Certificates, seventh to the Class M-6 Certificates, eighth to the Class M-5 Certificates, ninth to the Class M-4 Certificates, tenth to the Class M-3 Certificates, eleventh to the Class M-2 Certificates and twelfth to the Class M-1 Certificates. An allocation of any Realized Losses to a Mezzanine Certificate on any Distribution Date will be made by reducing the certificate principal balance thereof, after taking into account all distributions made thereon on such Distribution Date. Realized Losses will not be allocated to the Class A Certificates. However it is possible that under certain loss scenarios there will not be enough principal and interest on the Mortgage Loans to pay the Class A Certificates all interest and principal amounts to which such Certificates are then entitled.

Overcollateralization
Floor: The aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related Prepayment period, minus the product of (x) 0.50% and (y) the principal balance of the Mortgage Loans as of the Cut-off Date.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [GRAPHIC-
Home Equity Asset-Backed Certificates, Series 2004-2                    OMITTED]
$4,882,108,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  DEFINITIONS
--------------------------------------------------------------------------------

Class AI
Certificates
Principal
Allocation:         The Group I Senior Principal Distribution Amount will be
                    distributed pro rata to the Class AI-PT Certificates and to the Sequential Certificates. Distributions due to the Sequential Certificates will be allocated first, to the holders of the Class AI-9 Certificates based on the Lockout
                    Distribution Percentage of the Group I Senior Principal
                    Distribution Amount allocated to the Sequential
                    Certificates, until the certificate principal balance of the Class AI-9 Certificates has been reduced to zero; second, pro rata, to the holders of the Class AI-1A and Class AI-1B
                    Certificates, until the certificate principal balances have been reduced to zero; third, to the holders of the Class
                    AI-2 Certificates, until the certificate principal balance of the Class AI-2 Certificates has been reduced to zero;
                    fourth, to the holders of the Class AI-3 Certificates, until the certificate principal balance of the Class AI-3
                    Certificates has been reduced to zero; fifth, to the holders of the Class AI-4 Certificates, until the certificate principal balance of the Class AI-4 Certificates has been reduced to zero; sixth, to the holders of the Class AI-5
                    Certificates, until the certificate principal balance of the Class AI-5 Certificates has been reduced to zero, seventh, to the holders of the Class AI-6 Certificates, until the certificate principal balance of the Class AI-6 Certificates has been reduced to zero, eighth, to the holders of the Class AI-7 Certificates, until the certificate principal balance of the Class AI-7 Certificates has been reduced to zero, ninth, to the holders of the Class AI-8 Certificates, until the certificate principal balance of the Class AI-8
                    Certificates has been reduced to zero, and tenth to the holders of the Class AI-9 Certificates, until the certificate principal balance of the Class AI-9 Certificates has been reduced to zero.

Lockout
Distribution
Percentage:         For the Class AI-9 Certificates and any Distribution Date,
                    the indicated percentage of the Lockout Certificate
                    Percentage for such Distribution Date:

                                  Distribution Date Occurring In
                    October 2004 through September 2007                  0%
                    October 2007 through September 2009                 45%
                    October 2009 through September 2010                 80%
                    October 2010 through September 2011                100%
                    October 2011 and thereafter                        300%

Lockout
Certificate
Percentage:         For the Class AI-9 Certificates and any Distribution Date,
                    the percentage equal to the aggregate certificate principal balance of the Class AI-9 Certificates immediately prior to such Distribution Date divided by the aggregate certificate principal balance of the Sequential Certificates immediately prior to such Distribution Date.

ARM Principal
Distribution
Amount: Means, as to any Distribution Date, the excess of (i) the Senior Principal Distribution Amount for that Distribution Date over (ii) the Group I Senior Principal Distribution Amount for that Distribution Date.

Group I Parity
Amount:             Means, with respect to any Distribution Date, the greater of
                    (i) zero and (ii) the excess, if any, of (x) the aggregate certificate principal balance of the Class AI Certificates, immediately prior to that Distribution Date over (y) the aggregate Principal Balance of the Group I Mortgage Loans as of the last day of the related collection period.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [GRAPHIC-
Home Equity Asset-Backed Certificates, Series 2004-2                    OMITTED]
$4,882,108,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  DEFINITIONS
--------------------------------------------------------------------------------
Group I Senior
Principal
Distribution
Amount: Group I Senior Principal Distribution Amount means as of any Distribution Date the lesser of (a) the aggregate certificate principal balance of the Class AI Certificates immediately prior to such Distribution Date, (b) the Senior Principal Distribution Amount and (c) the greater of (1) the product of the Senior Principal Distribution Amount for that Distribution Date and (y) a fraction, the numerator of which is the excess of (I) the aggregate Principal Balance of the Group I Mortgage Loans on the first day of the related collection period over (II) the aggregate Principal Balance of the Group I Mortgage Loans on the last day of the related collection period, and the denominator of which is the excess of (I) the aggregate Principal Balance of the Mortgage Loans on the first day of the related collection period over (II) the aggregate Principal Balance of the Mortgage Loans on the last day of the related collection period, (2) the Group I Parity Amount and (3) the excess of
                    (i) the Senior Principal Distribution Amount for that Distribution Date over (ii) the aggregate of the certificate principal balances of the Class AII and Class AIII Certificates immediately prior to that Distribution Date.

Group II Principal
Allocation
Percentage:         Means, with respect to any Distribution Date, a fraction,
                    expressed as a percentage, the numerator of which is the Principal Remittance Amount with respect to the Group II
                    Mortgage Loans for that Distribution Date, and the denominator of which is the aggregate Principal Remittance
                    Amount with respect to the Group II Mortgage Loans and the Group III Mortgage Loans for that Distribution Date.

Group II Senior
Principal
Distribution
Amount: Group II Senior Principal Distribution Amount means as of any Distribution Date the lesser of (a) the certificate principal balance of the Class AII Certificates immediately prior to such Distribution Date for (b) the product of (1) the Group II Principal Allocation Percentage for that Distribution Date and (2) the ARM Principal Distribution Amount for that Distribution Date.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [GRAPHIC-
Home Equity Asset-Backed Certificates, Series 2004-2                    OMITTED]
$4,882,108,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  DEFINITIONS
--------------------------------------------------------------------------------
Group III Principal
Allocation
Percentage:         Means, with respect to any Distribution Date, a fraction,
                    expressed as a percentage, the numerator of which is the Principal Remittance Amount with respect to the Group III
                    Mortgage Loans for that Distribution Date, and the denominator of which is the aggregate Principal Remittance
                    Amount with respect to the Group III Mortgage Loans and the Group II Mortgage Loans for that Distribution Date.

Group III Senior
Principal
Distribution
Amount: Group III Senior Principal Distribution Amount means as of any Distribution Date the lesser of (a) the certificate principal balance of the Class AIII Certificates immediately prior to such Distribution Date and (b) the product of (1) the Group III Principal Allocation Percentage for that Distribution Date and (2) the ARM Principal Distribution Amount for that Distribution Date.

Class M-1 Principal
Distribution
Amount: The Class M-1 Principal Distribution Amount is an amount equal to the excess of (x) the sum of the certificate principal balances of the Class A Certificates (after taking into account the Senior Principal Distribution Amount) and the Class M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of
                    (i) approximately 78.40% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period and (B) the Overcollateralization Floor.

Class M-2
Principal
Distribution
Amount: The Class M-2 Principal Distribution Amount is an amount equal to the excess of (x) the sum of the certificate principal balances of the Class A Certificates (after taking into account the Senior Principal Distribution Amount), the Class M-1 Certificates (after taking into account the Class M-1 Principal Distribution Amount) and the Class M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 82.30% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period and (B) the Overcollateralization Floor.

Class M-3 Principal
Distribution
Amount: The Class M-3 Principal Distribution Amount is an amount equal to the excess of (x) the sum of the certificate principal balances of the Class A Certificates (after taking into account the Senior Principal Distribution Amount), the Class M-1 Certificates (after taking into account the Class M-1 Principal Distribution Amount), the Class M-2 Certificates (after taking into account the Class M-2 Principal Distribution Amount) and the Class M-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 84.60% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period and (B) the Overcollateralization Floor.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [GRAPHIC-
Home Equity Asset-Backed Certificates, Series 2004-2                    OMITTED]
$4,882,108,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  DEFINITIONS
--------------------------------------------------------------------------------



Class M-4
Principal
Distribution
Amount: The Class M-4 Principal Distribution Amount is an amount equal to the excess of (x) the sum of the certificate principal balances of the Class A Certificates (after taking into account the Senior Principal Distribution Amount), the Class M-1 Certificates (after taking into account the Class M-1 Principal Distribution Amount), the Class M-2 Certificates (after taking into account the Class M-2 Principal Distribution Amount), the Class M-3 Certificates (after taking into account the Class M-3 Principal Distribution Amount) and the Class M-4 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 86.80% and
                    (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period and (B) the Overcollateralization Floor.

Class M-5
Principal
Distribution
Amount: The Class M-5 Principal Distribution Amount is an amount equal to the excess of (x) the sum of the certificate principal balances of the Class A Certificates (after taking into account the Senior Principal Distribution Amount), the Class M-1 Certificates (after taking into account the Class M-1 Principal Distribution Amount), the Class M-2 Certificates (after taking into account the Class M-2 Principal Distribution Amount), the Class M-3 Certificates (after taking into account the Class M-3 Principal Distribution Amount), the Class M-4 Certificates (after taking into account the Class M-4 Principal Distribution Amount) and the Class M-5 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 88.80% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period and (B) the Overcollateralization Floor.

Class M-6
Principal
Distribution
Amount: The Class M-6 Principal Distribution Amount is an amount equal to the excess of (x) the sum of the certificate principal balances of the Class A Certificates (after taking into account the Senior Principal Distribution Amount), the Class M-1 Certificates (after taking into account the Class M-1 Principal Distribution Amount), the Class M-2 Certificates (after taking into account the Class M-2 Principal Distribution Amount), the Class M-3 Certificates (after taking into account the Class M-3 Principal Distribution Amount), the Class M-4 Certificates (after taking into account the Class M-4 Principal Distribution Amount), the Class M-5 Certificates (after taking into account the Class M-5 Principal Distribution Amount) and the Class M-6 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of
                    (i) approximately 91.80% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period and (B) the Overcollateralization Floor.

Class M-7
Principal
Distribution
Amount: The Class M-7 Principal Distribution Amount is an amount equal to the excess of (x) the sum of the certificate principal balances of the Class A Certificates (after taking into account the Senior Principal Distribution Amount), the Class M-1 Certificates (after taking into account the Class M-1 Principal Distribution Amount), the Class M-2 Certificates (after taking into account the Class M-2 Principal Distribution Amount), the Class M-3 Certificates (after taking into account the Class M-3 Principal Distribution Amount), the Class M-4 Certificates (after taking into account the Class M-4 Principal Distribution Amount), the Class M-5 Certificates (after taking into account the Class M-5 Principal Distribution Amount), the Class M-6 Certificates (after taking into account the Class M-6 Principal Distribution Amount) and the Class M-7 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 94.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period and (B) the Overcollateralization Floor.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [GRAPHIC-
Home Equity Asset-Backed Certificates, Series 2004-2                    OMITTED]
$4,882,108,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  DEFINITIONS
--------------------------------------------------------------------------------
Class M-8
Principal
Distribution
Amount: The Class M-8 Principal Distribution Amount is an amount equal to the excess of (x) the sum of the certificate principal balances of the Class A Certificates (after taking into account the Senior Principal Distribution Amount), the Class M-1 Certificates (after taking into account the Class M-1 Principal Distribution Amount), the Class M-2 Certificates (after taking into account the Class M-2 Principal Distribution Amount), the Class M-3 Certificates (after taking into account the Class M-3 Principal Distribution Amount), the Class M-4 Certificates (after taking into account the Class M-4 Principal Distribution Amount), the Class M-5 Certificates (after taking into account the Class M-5 Principal Distribution Amount), the Class M-6 Certificates (after taking into account the Class M-6 Principal Distribution Amount), the Class M-7 Certificates (after taking into account the Class M-7 Principal Distribution Amount) and the Class M-8 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 97.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period and (B) the Overcollateralization Floor.

Class M-9
Principal
Distribution
Amount: The Class M-9 Principal Distribution Amount is an amount equal to the excess of (x) the sum of the certificate principal balances of the Class A Certificates (after taking into account the Senior Principal Distribution Amount), the Class M-1 Certificates (after taking into account the Class M-1 Principal Distribution Amount), the Class M-2 Certificates (after taking into account the Class M-2 Principal Distribution Amount), the Class M-3 Certificates (after taking into account the Class M-3 Principal Distribution Amount), the Class M-4 Certificates (after taking into account the Class M-4 Principal Distribution Amount), the Class M-5 Certificates (after taking into account the Class M-5 Principal Distribution Amount), the Class M-6 Certificates (after taking into account the Class M-6 Principal Distribution Amount), the Class M-7 Certificates (after taking into account the Class M-7 Principal Distribution Amount), the Class M-8 Certificates (after taking into account the Class M-8 Principal Distribution Amount) and the Class M-9 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 98.00% and
                    (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period and (B) the Overcollateralization Floor.

Class M-10
Principal
Distribution
Amount: The Class M-10 Principal Distribution Amount is an amount equal to the excess of (x) the sum of the certificate principal balances of the Class A Certificates (after taking into account the Senior Principal Distribution Amount), the Class M-1 Certificates (after taking into account the Class M-1 Principal Distribution Amount), the Class M-2 Certificates (after taking into account the Class M-2 Principal Distribution Amount), the Class M-3 Certificates (after taking into account the Class M-3 Principal Distribution Amount), the Class M-4 Certificates (after taking into account the Class M-4 Principal Distribution Amount), the Class M-5 Certificates (after taking into account the Class M-5 Principal Distribution Amount), the Class M-6 Certificates (after taking into account the Class M-6 Principal Distribution Amount), the Class M-7 Certificates (after taking into account the Class M-7 Principal Distribution Amount), the Class M-8 Certificates (after taking into account the Class M-8 Principal Distribution Amount), the Class M-9 Certificates (after taking into account the Class M-9 Principal Distribution Amount) and the Class M-10 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 99.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period and (B) the Overcollateralization Floor.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [GRAPHIC-
Home Equity Asset-Backed Certificates, Series 2004-2                    OMITTED]
$4,882,108,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BOND SUMMARY
                                  To Maturity
--------------------------------------------------------------------------------


Class AI-PT (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%         50%|50%       75%|75%        100%|100%     125%|125%      150%|150%        175%|175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)            17.61           8.94          6.84            5.44          4.48           3.82             3.47
First Principal Date         10/25/2004     10/25/2004    10/25/2004      10/25/2004    10/25/2004     10/25/2004       10/25/2004
Last Principal Date           5/25/2034     11/25/2032     4/25/2030       9/25/2026     4/25/2023      6/25/2020        9/25/2018
Payment Windows (mos.)           356            338           307             264           223            189              168
Class AI-1A (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%         50%|50%       75%|75%        100%|100%     125%|125%      150%|150%        175%|175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             7.17           1.70          1.25            1.00          0.84           0.73             0.65
First Principal Date         10/25/2004     10/25/2004    10/25/2004      10/25/2004    10/25/2004     10/25/2004       10/25/2004
Last Principal Date           2/25/2018      2/25/2008     2/25/2007       8/25/2006     4/25/2006      1/25/2006       11/25/2005
Payment Windows (mos.)           161            41            29              23            19             16               14
Class AI-1B (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%         50%|50%       75%|75%        100%|100%     125%|125%      150%|150%        175%|175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             7.17           1.70          1.25            1.00          0.84           0.73             0.65
First Principal Date         10/25/2004     10/25/2004    10/25/2004      10/25/2004    10/25/2004     10/25/2004       10/25/2004
Last Principal Date           2/25/2018      2/25/2008     2/25/2007       8/25/2006     4/25/2006      1/25/2006       11/25/2005
Payment Windows (mos.)           161            41            29              23            19             16               14
Class AI-2 (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%         50%|50%       75%|75%        100%|100%     125%|125%      150%|150%        175%|175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)            14.23           3.77          2.68            2.10          1.73           1.47             1.28
First Principal Date          2/25/2018      2/25/2008     2/25/2007       8/25/2006     4/25/2006      1/25/2006       11/25/2005
Last Principal Date           6/25/2019     11/25/2008     8/25/2007       1/25/2007     8/25/2006      4/25/2006        2/25/2006
Payment Windows (mos.)           17             10            7               6             5              4                4
Class AI-3 (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%         50%|50%       75%|75%        100%|100%     125%|125%      150%|150%        175%|175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)            17.27           5.54          3.90            3.00          2.44           2.06             1.78
First Principal Date          6/25/2019     11/25/2008     8/25/2007       1/25/2007     8/25/2006      4/25/2006        2/25/2006
Last Principal Date          10/25/2024     11/25/2011     8/25/2009       7/25/2008     1/25/2008      4/25/2007       12/25/2006
Payment Windows (mos.)           65             37            25              19            18             13               11
Class AI-4 (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%         50%|50%       75%|75%        100%|100%     125%|125%      150%|150%        175%|175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             20.64          7.73          5.24            4.00          3.40           2.68             2.31
First Principal Date         10/25/2024      11/25/2011    8/25/2009      7/25/2008      1/25/2008      4/25/2007       12/25/2006
Last Principal Date          11/25/2025      1/25/2013     4/25/2010      12/25/2008     3/25/2008      7/25/2007        2/25/2007
Payment Windows (mos.)           14             15            9               6             3              4                3
Class AI-5 (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%         50%|50%       75%|75%        100%|100%     125%|125%      150%|150%        175%|175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             22.76         10.10          6.71            5.00          4.00           3.58             2.96
First Principal Date         11/25/2025      1/25/2013     4/25/2010      12/25/2008     3/25/2008      7/25/2007        2/25/2007
Last Principal Date          12/25/2028      8/25/2016     1/25/2013      8/25/2010      5/25/2009     10/25/2008       10/25/2008
Payment Windows (mos.)           38             44            34              21            15             16               21



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [GRAPHIC-
Home Equity Asset-Backed Certificates, Series 2004-2                    OMITTED]
$4,882,108,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BOND SUMMARY
                                  To Maturity
--------------------------------------------------------------------------------

Class AI-6 (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%         50%|50%       75%|75%        100%|100%     125%|125%      150%|150%        175%|175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             25.38          13.64         10.00           7.20          5.50           4.53             4.52
First Principal Date         12/25/2028      8/25/2016     1/25/2013       8/25/2010     5/25/2009     10/25/2008       10/25/2008
Last Principal Date           3/25/2031     12/25/2019     7/25/2016       9/25/2013     3/25/2011     12/25/2009        9/25/2009
Payment Windows (mos.)           28             41            43              38            23             15               12
Class AI-7 (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%         50%|50%       75%|75%        100%|100%     125%|125%      150%|150%        175%|175%
------------------------------------------------------------------------------------------------------------------------------------

Average Life (yrs.)             27.01          16.65         12.88          10.00          7.51           5.80             5.45
First Principal Date          3/25/2031     12/25/2019     7/25/2016       9/25/2013     3/25/2011     12/25/2009        9/25/2009
Last Principal Date           4/25/2032     11/25/2022    10/25/2018      10/25/2015     6/25/2013      3/25/2011        8/25/2010
Payment Windows (mos.)           14             36            28              26            28             16               12
Class AI-8 (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%         50%|50%       75%|75%        100%|100%     125%|125%      150%|150%        175%|175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)            28.67          22.79         18.53           15.12         12.48          10.33             9.01
First Principal Date          4/25/2032     11/25/2022    10/25/2018      10/25/2015     6/25/2013      3/25/2011        8/25/2010
Last Principal Date           5/25/2034     11/25/2032     4/25/2030       9/25/2026     4/25/2023      6/25/2020        9/25/2018
Payment Windows (mos.)           26             121           139             132           119            112              98
Class AI-9 (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%         50%|50%       75%|75%        100%|100%     125%|125%      150%|150%        175%|175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             13.41          8.82          7.94            7.35          6.93           6.63             6.57
First Principal Date         10/25/2007     10/25/2007    10/25/2007      10/25/2007     1/25/2008      4/25/2008       8/25/2008
Last Principal Date           4/25/2034      9/25/2032     2/25/2030       7/25/2026     2/25/2023      6/25/2019       7/25/2018
Payment Windows (mos.)           319            300           269             226           182            135              120
Class M-1 (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%         50%|50%       75%|75%        100%|100%     125%|125%      150%|150%        175%|175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             25.32           11.57         8.56           6.69            5.59          4.96              4.68
First Principal Date          7/25/2024     12/25/2009     5/25/2008      10/25/2007    12/25/2007      3/25/2008        6/25/2008
Last Principal Date           2/25/2034      6/25/2029    11/25/2024      12/25/2020     8/25/2018      6/25/2016       10/25/2014
Payment Windows (mos.)           116            235           199             159           129            100              77
Class M-2 (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%         50%|50%       75%|75%        100%|100%     125%|125%      150%|150%        175%|175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             25.32          11.53         8.51            6.65          5.54           4.88             4.53
First Principal Date          7/25/2024     12/25/2009     5/25/2008      10/25/2007    12/25/2007      1/25/2008        3/25/2008
Last Principal Date           2/25/2034      9/25/2028    12/25/2023       2/25/2020    12/25/2017     11/25/2015        4/25/2014
Payment Windows (mos.)           116            226           188             149           121            95               74
Class M-3 (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%         50%|50%       75%|75%        100%|100%     125%|125%      150%|150%        175%|175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             25.31          11.49         8.46            6.63          5.49           4.81             4.43
First Principal Date          7/25/2024     12/25/2009     5/25/2008      10/25/2007    11/25/2007      1/25/2008        2/25/2008
Last Principal Date           1/25/2034     10/25/2027    12/25/2022       6/25/2019     3/25/2017      3/25/2015        9/25/2013
Payment Windows (mos.)           115            215           176             141           113            87               68


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [GRAPHIC-
Home Equity Asset-Backed Certificates, Series 2004-2                    OMITTED]
$4,882,108,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BOND SUMMARY
                                  To Maturity
--------------------------------------------------------------------------------

Class M-4 (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%         50%|50%       75%|75%         100%|100%    125%|125%      150%|150%        175%|175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             25.31          11.44         8.41             6.60         5.45           4.76             4.36
First Principal Date          7/25/2024     12/25/2009     5/25/2008       10/25/2007   11/25/2007     12/25/2007        2/25/2008
Last Principal Date          12/25/2033      2/25/2027     3/25/2022        3/25/2019    8/25/2016      9/25/2014        4/25/2013
Payment Windows (mos.)           114            207           167              138          106            82               63
Class M-5 (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%         50%|50%       75%|75%         100%|100%    125%|125%      150%|150%        175%|175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             25.30          11.38         8.35             6.54         5.40           4.70             4.28
First Principal Date          7/25/2024     12/25/2009     5/25/2008       10/25/2007   11/25/2007     12/25/2007        1/25/2008
Last Principal Date          11/25/2033      5/25/2026     5/25/2021        7/25/2018    1/25/2016      3/25/2014       10/25/2012
Payment Windows (mos.)           113            198           157              130          99             76               58
Class M-6 (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%         50%|50%       75%|75%         100%|100%    125%|125%      150%|150%        175%|175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             25.29          11.25         8.24             6.44         5.31           4.60             4.18
First Principal Date          7/25/2024     12/25/2009     5/25/2008       10/25/2007   10/25/2007     11/25/2007       12/25/2007
Last Principal Date          10/25/2033      6/25/2025     6/25/2020       10/25/2017    5/25/2015      8/25/2013        5/25/2012
Payment Windows (mos.)           112            187           146              121          92             70               54
Class M-7 (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%         50%|50%       75%|75%         100%|100%    125%|125%      150%|150%        175%|175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             25.25          11.02         8.10             6.27         5.15           4.47             4.03
First Principal Date          7/25/2024     12/25/2009     5/25/2008       10/25/2007   10/25/2007     11/25/2007       11/25/2007
Last Principal Date           7/25/2033      8/25/2023     5/25/2019        5/25/2016    3/25/2014      8/25/2012        6/25/2011
Payment Windows (mos.)           109            165           133              104          78             58               44
Class M-8 (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%         50%|50%       75%|75%         100%|100%    125%|125%      150%|150%        175%|175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             25.11          10.49         7.62             5.87         4.81           4.16             3.76
First Principal Date          7/25/2024     12/25/2009     5/25/2008       10/25/2007   10/25/2007     10/25/2007       10/25/2007
Last Principal Date           3/25/2033      8/25/2021    10/25/2017       12/25/2014   12/25/2012      8/25/2011        7/25/2010
Payment Windows (mos.)           105            141           114              87           63             47               34
Class M-9 (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%         50%|50%       75%|75%         100%|100%    125%|125%      150%|150%        175%|175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             24.63          9.41          6.68             5.12         4.20           3.65             3.30
First Principal Date          7/25/2024     12/25/2009     5/25/2008       10/25/2007   10/25/2007     10/25/2007       10/25/2007
Last Principal Date          10/25/2031      8/25/2017     1/25/2014       11/25/2011    6/25/2010      6/25/2009        9/25/2008
Payment Windows (mos.)           88             93            69               50           33             21               12
Class M-10 (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%         50%|50%       75%|75%         100%|100%    125%|125%      150%|150%        175%|175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             22.90          7.39          5.20             4.00         3.40           3.14             3.08
First Principal Date          7/25/2024     12/25/2009     5/25/2008       10/25/2007   10/25/2007     10/25/2007       10/25/2007
Last Principal Date           4/25/2030     10/25/2014    11/25/2011        3/25/2010    2/25/2009      5/25/2008       10/25/2007
Payment Windows (mos.)           70             59            43               30           17             8                1


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [GRAPHIC-
Home Equity Asset-Backed Certificates, Series 2004-2                    OMITTED]
$4,882,108,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BOND SUMMARY
                                     To Call
--------------------------------------------------------------------------------

Class AI-PT (To Call)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%         50%|50%       75%|75%         100%|100%    125%|125%      150%|150%        175%|175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             17.54          7.99          5.98             4.67         3.81           3.23             2.86
First Principal Date         10/25/2004     10/25/2004    10/25/2004       10/25/2004   10/25/2004     10/25/2004       10/25/2004
Last Principal Date          12/25/2032      5/25/2020     10/25/2016       2/25/2014    4/25/2012      1/25/2011        1/25/2010
Payment Windows (mos.)           339            188           145              113          91             76               64
Class AI-1A (To Call)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%         50%|50%       75%|75%         100%|100%    125%|125%      150%|150%        175%|175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             7.17           1.70          1.25             1.00         0.84           0.73             0.65
First Principal Date         10/25/2004     10/25/2004    10/25/2004       10/25/2004   10/25/2004     10/25/2004       10/25/2004
Last Principal Date           2/25/2018      2/25/2008     2/25/2007        8/25/2006    4/25/2006      1/25/2006       11/25/2005
Payment Windows (mos.)           161            41            29               23           19             16               14
Class AI-1B (To Call)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%         50%|50%       75%|75%         100%|100%    125%|125%      150%|150%        175%|175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             7.17           1.70          1.25             1.00         0.84           0.73             0.65
First Principal Date         10/25/2004     10/25/2004    10/25/2004       10/25/2004   10/25/2004     10/25/2004       10/25/2004
Last Principal Date           2/25/2018      2/25/2008     2/25/2007        8/25/2006    4/25/2006      1/25/2006       11/25/2005
Payment Windows (mos.)           161            41            29               23           19             16               14
Class AI-2 (To Call)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%         50%|50%       75%|75%         100%|100%    125%|125%      150%|150%        175%|175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             14.23          3.77          2.68             2.10         1.73           1.47             1.28
First Principal Date          2/25/2018      2/25/2008     2/25/2007        8/25/2006    4/25/2006      1/25/2006       11/25/2005
Last Principal Date           6/25/2019     11/25/2008    8/25/2007         1/25/2007    8/25/2006      4/25/2006        2/25/2006
Payment Windows (mos.)           17             10            7                6            5              4                4
Class AI-3 (To Call)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%         50%|50%       75%|75%         100%|100%    125%|125%      150%|150%       175%|175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             17.27          5.54          3.90             3.00         2.44           2.06             1.78
First Principal Date          6/25/2019     11/25/2008    8/25/2007         1/25/2007    8/25/2006      4/25/2006        2/25/2006
Last Principal Date          10/25/2024     11/25/2011    8/25/2009         7/25/2008    1/25/2008      4/25/2007       12/25/2006
Payment Windows (mos.)           65             37            25               19           18             13               11
Class AI-4 (To Call)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%         50%|50%       75%|75%         100%|100%    125%|125%      150%|150%       175%|175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             20.64          7.73          5.24             4.00         3.40           2.68             2.31
First Principal Date         10/25/2024     11/25/2011    8/25/2009         7/25/2008    1/25/2008      4/25/2007       12/25/2006
Last Principal Date          11/25/2025      1/25/2013     4/25/2010       12/25/2008    3/25/2008      7/25/2007        2/25/2007
Payment Windows (mos.)           14             15            9                6            3              4                3
Class AI-5 (To Call)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%         50%|50%       75%|75%         100%|100%    125%|125%      150%|150%       175%|175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             22.76          10.10         6.71             5.00         4.00           3.58             2.96
First Principal Date         11/25/2025      1/25/2013     4/25/2010       12/25/2008    3/25/2008      7/25/2007        2/25/2007
Last Principal Date          12/25/2028      8/25/2016     1/25/2013        8/25/2010    5/25/2009     10/25/2008       10/25/2008
Payment Windows (mos.)           38             44            34               21           15             16               21




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [GRAPHIC-
Home Equity Asset-Backed Certificates, Series 2004-2                    OMITTED]
$4,882,108,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BOND SUMMARY
                               To Call (continued)
--------------------------------------------------------------------------------

Class AI-6 (To Call)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%         50%|50%       75%|75%         100%|100%    125%|125%      150%|150%        175%|175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             25.38          13.64         10.00           7.20          5.50           4.53             4.52
First Principal Date         12/25/2028      8/25/2016     1/25/2013        8/25/2010    5/25/2009     10/25/2008       10/25/2008
Last Principal Date           3/25/2031     12/25/2019     7/25/2016        9/25/2013    3/25/2011     12/25/2009        9/25/2009
Payment Windows (mos.)           28             41            43               38           23             15               12
Class AI-7 (To Call)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%         50%|50%       75%|75%         100%|100%    125%|125%      150%|150%        175%|175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             27.01          15.63         12.05            9.36         7.22           5.80             5.27
First Principal Date          3/25/2031     12/25/2019     7/25/2016        9/25/2013    3/25/2011     12/25/2009        9/25/2009
Last Principal Date           4/25/2032      5/25/2020    10/25/2016        2/25/2014    4/25/2012      1/25/2011        1/25/2010
Payment Windows (mos.)           14             6             4                6            14             14               5
Class AI-8 (To Call)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%         50%|50%       75%|75%         100%|100%    125%|125%      150%|150%        175%|175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             28.14         15.66          12.08            9.41         7.58           6.33             5.33
First Principal Date          4/25/2032      5/25/2020    10/25/2016        2/25/2014    4/25/2012      1/25/2011        1/25/2010
Last Principal Date          12/25/2032      5/25/2020    10/25/2016        2/25/2014    4/25/2012      1/25/2011        1/25/2010
Payment Windows (mos.)           9              1             1                1            1              1                1
Class AI-9 (To Call)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%         50%|50%       75%|75%         100%|100%    125%|125%      150%|150%        175%|175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             13.41          8.76          7.82             7.11         6.44           5.72             5.16
First Principal Date         10/25/2007     10/25/2007    10/25/2007       10/25/2007    1/25/2008      4/25/2008        8/25/2008
Last Principal Date          12/25/2032      5/25/2020    10/25/2016        2/25/2014    4/25/2012      1/25/2011        1/25/2010
Payment Windows (mos.)           303            152           109              77           52             34               18
Class M-1 (To Call)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%         50%|50%       75%|75%         100%|100%    125%|125%      150%|150%        175%|175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             25.18          10.63         7.78             6.01         4.98           4.45             4.23
First Principal Date          7/25/2024     12/25/2009     5/25/2008       10/25/2007   12/25/2007      3/25/2008        6/25/2008
Last Principal Date          12/25/2032      5/25/2020    10/25/2016        2/25/2014    4/25/2012      1/25/2011        1/25/2010
Payment Windows (mos.)           102            126           102              77           53             35               20
Class M-2 (To Call)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%         50%|50%       75%|75%         100%|100%    125%|125%      150%|150%        175%|175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             25.18          10.63         7.78             6.01         4.97           4.39             4.10
First Principal Date          7/25/2024     12/25/2009     5/25/2008       10/25/2007   12/25/2007      1/25/2008        3/25/2008
Last Principal Date          12/25/2032      5/25/2020    10/25/2016        2/25/2014    4/25/2012      1/25/2011        1/25/2010
Payment Windows (mos.)           102            126           102              77           53             37               23
Class M-3 (To Call)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%         50%|50%       75%|75%         100%|100%    125%|125%      150%|150%        175%|175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             25.18          10.63         7.78             6.01         4.95           4.36             4.03
First Principal Date          7/25/2024     12/25/2009     5/25/2008       10/25/2007   11/25/2007      1/25/2008        2/25/2008
Last Principal Date          12/25/2032      5/25/2020    10/25/2016        2/25/2014    4/25/2012      1/25/2011        1/25/2010
Payment Windows (mos.)           102            126           102              77           54             37               24


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [GRAPHIC-
Home Equity Asset-Backed Certificates, Series 2004-2                    OMITTED]
$4,882,108,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BOND SUMMARY
                               To Call (continued)
--------------------------------------------------------------------------------



Class M-4 (To Call)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC              0%|0%          50%|50%       75%|75%         100%|100%    125%|125%      150%|150%        175%|175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)            25.18          10.63          7.78             6.01         4.95           4.33             3.98
First Principal Date          7/25/2024     12/25/2009     5/25/2008       10/25/2007   11/25/2007     12/25/2007        2/25/2008
Last Principal Date          12/25/2032      5/25/2020    10/25/2016        2/25/2014    4/25/2012      1/25/2011        1/25/2010
Payment Windows (mos.)           102            126           102              77           54             38               24
Class M-5 (To Call)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%         50%|50%       75%|75%         100%|100%    125%|125%      150%|150%        175%|175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)            25.18          10.63          7.78             6.01         4.95           4.32             3.94
First Principal Date          7/25/2024     12/25/2009     5/25/2008       10/25/2007   11/25/2007     12/25/2007        1/25/2008
Last Principal Date          12/25/2032      5/25/2020    10/25/2016        2/25/2014    4/25/2012      1/25/2011        1/25/2010
Payment Windows (mos.)           102            126           102              77           54             38               25
Class M-6 (To Call)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%         50%|50%       75%|75%         100%|100%    125%|125%      150%|150%        175%|175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)            25.18          10.63          7.78             6.01         4.94           4.30             3.90
First Principal Date          7/25/2024     12/25/2009     5/25/2008       10/25/2007   10/25/2007     11/25/2007       12/25/2007
Last Principal Date          12/25/2032      5/25/2020    10/25/2016        2/25/2014    4/25/2012      1/25/2011        1/25/2010
Payment Windows (mos.)           102            126           102              77           55             39               26
Class M-7 (To Call)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%         50%|50%       75%|75%         100%|100%    125%|125%      150%|150%        175%|175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             25.18          10.63          7.78            6.01         4.93           4.29             3.86
First Principal Date          7/25/2024     12/25/2009     5/25/2008       10/25/2007   10/25/2007     11/25/2007       11/25/2007
Last Principal Date          12/25/2032      5/25/2020    10/25/2016        2/25/2014    4/25/2012      1/25/2011        1/25/2010
Payment Windows (mos.)           102            126           102              77           55             39               27
Class M-8 (To Call)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%         50%|50%       75%|75%         100%|100%    125%|125%      150%|150%        175%|175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             25.10          10.45         7.58             5.84         4.79           4.14             3.74
First Principal Date          7/25/2024     12/25/2009     5/25/2008       10/25/2007   10/25/2007     10/25/2007       10/25/2007
Last Principal Date          12/25/2032      5/25/2020    10/25/2016        2/25/2014    4/25/2012      1/25/2011        1/25/2010
Payment Windows (mos.)           102            126           102              77           55             40               28
Class M-9 (To Call)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%         50%|50%       75%|75%         100%|100%    125%|125%      150%|150%        175%|175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             24.63          9.41          6.68             5.12         4.20           3.65             3.30
First Principal Date          7/25/2024     12/25/2009     5/25/2008       10/25/2007   10/25/2007     10/25/2007       10/25/2007
Last Principal Date          10/25/2031      8/25/2017     1/25/2014       11/25/2011    6/25/2010      6/25/2009        9/25/2008
Payment Windows (mos.)           88             93            69               50           33             21               12
Class M-10 (To Call)
------------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%         50%|50%       75%|75%         100%|100%    125%|125%      150%|150%        175%|175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             22.90          7.39          5.20             4.00         3.40           3.14             3.08
First Principal Date          7/25/2024     12/25/2009     5/25/2008       10/25/2007   10/25/2007     10/25/2007       10/25/2007
Last Principal Date           4/25/2030     10/25/2014    11/25/2011        3/25/2010    2/25/2009      5/25/2008       10/25/2007
Payment Windows (mos.)           70             59            43               30           17              8                1



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [GRAPHIC-
Home Equity Asset-Backed Certificates, Series 2004-2                    OMITTED]
$4,882,108,000 (approximate)
--------------------------------------------------------------------------------

       ---------------------------------------------------------------
                      Class AI-1A Certificates NET WAC CAP
                                    SCHEDULE
       -------------------------------------------------------------------
                                                             Effective
                                           Net WAC   Net WAC  Net WAC
       Period                Pay Date      Rate(1)   Rate(2)  Rate(2) (3)
       --------------------------------------------------------------------
       1                     10/25/2004    5.48%     5.48%    9.50%
       2                     11/25/2004    5.48%     5.48%    9.50%
       3                     12/25/2004    5.48%     5.48%    9.50%
       4                     1/25/2005     5.48%     5.48%    9.50%
       5                     2/25/2005     5.48%     5.48%    9.50%
       6                     3/25/2005     5.48%     5.48%    9.50%
       7                     4/25/2005     5.48%     5.48%    9.50%
       8                     5/25/2005     5.48%     5.48%    9.50%
       9                     6/25/2005     5.48%     5.48%    9.50%
       10                    7/25/2005     5.48%     5.48%    9.50%
       11                    8/25/2005     5.48%     5.48%    9.50%
       12                    9/25/2005     5.48%     5.48%    9.50%
       13                    10/25/2005    5.48%     5.48%    9.50%
       14                    11/25/2005    5.48%     5.48%    9.50%
       15                    12/25/2005    5.48%     5.48%    9.50%
       16                    1/25/2006     5.48%     5.48%    9.50%
       17                    2/25/2006     5.48%     5.48%    9.50%
       18                    3/25/2006     5.48%     5.48%    9.50%
       19                    4/25/2006     5.48%     5.48%    9.50%
       20                    5/25/2006     5.48%     5.48%    9.50%
       21                    6/25/2006     5.48%     5.48%    9.50%
       22                    7/25/2006     5.48%     5.48%    9.50%
       23                    8/25/2006     5.48%     5.48%    9.50%
       -------------------------------------------------------------------

(1) Assumes 6-month LIBOR at 1.95% and 1-year CMT at 2.26% and is run at the pricing speed to call.

(2) Assumes the 6-month LIBOR and 1-year CMT instantaneously increase to a level beyond the highest maximum obtainable rate on the Mortgage Loans and run at the pricing speed to call.

(3) Assumes 1-month LIBOR equals 20% and payments are received from the applicable Yield Maintenance Agreement.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [GRAPHIC-
Home Equity Asset-Backed Certificates, Series 2004-2                    OMITTED]
$4,882,108,000 (approximate)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                        NET WAC CAP SCHEDULE
                                Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                        Effective                                                        Effective
                        Net WAC                         Net WAC                                 Net WAC       Net WAC    Net WAC
Period     Pay Date     Rate(1)     Net WAC Rate(2)     Rate(2) (3)  Period       Pay Date      Rate(1)       Rate(2)    Rate(2)(3)
------------------------------------------------------------------------------------------------------------------------------------
1          10/25/2004   7.03%       7.03%               8.50%        38           11/25/2007    6.08%         9.03%      9.03%
2          11/25/2004   6.12%       6.12%               8.50%        39           12/25/2007    6.28%         9.93%      9.93%
3          12/25/2004   6.33%       6.33%               8.50%        40           1/25/2008     6.07%         9.58%      9.58%
4          1/25/2005    6.12%       6.12%               8.50%        41           2/25/2008     6.06%         9.54%      9.54%
5          2/25/2005    6.12%       6.12%               8.50%        42           3/25/2008     6.48%        10.16%     10.16%
6          3/25/2005    6.78%       6.78%               8.50%        43           4/25/2008     6.05%         9.47%      9.47%
7          4/25/2005    6.12%       6.12%               8.50%        44           5/25/2008     6.25%         9.75%      9.75%
8          5/25/2005    6.32%       6.32%               8.50%        45           6/25/2008     6.04%         9.42%      9.42%
9          6/25/2005    6.12%       6.13%               8.50%        46           7/25/2008     6.23%         9.71%      9.71%
10         7/25/2005    6.32%       6.33%               8.50%        47           8/25/2008     6.03%         9.36%      9.36%
11         8/25/2005    6.12%       6.13%               8.50%        48           9/25/2008     6.02%         9.32%      9.32%
12         9/25/2005    6.12%       6.13%               8.50%        49           10/25/2008    6.21%         9.60%      9.60%
13         10/25/2005   6.32%       6.33%               8.50%        50           11/25/2008    6.01%         9.25%      9.25%
14         11/25/2005   6.11%       6.12%               8.50%        51           12/25/2008    6.20%         9.54%      9.54%
15         12/25/2005   6.31%       6.32%               8.50%        52           1/25/2009     5.99%         9.20%      9.20%
16         1/25/2006    6.11%       6.12%               8.50%        53           2/25/2009     5.99%         9.17%      9.17%
17         2/25/2006    6.10%       6.11%               8.50%        54           3/25/2009     6.62%        10.11%     10.11%
18         3/25/2006    6.75%       6.76%               8.50%        55           4/25/2009     5.97%         9.10%      9.10%
19         4/25/2006    6.10%       6.11%               8.50%        56           5/25/2009     6.17%         9.36%      9.36%
20         5/25/2006    6.30%       6.31%               8.50%        57           6/25/2009     5.96%         9.02%      9.02%
21         6/25/2006    6.17%       8.08%               8.50%        58           7/25/2009     6.15%         9.29%      9.29%
22         7/25/2006    6.38%       8.34%               8.50%        59           8/25/2009     5.95%         8.95%      8.95%
23         8/25/2006    6.16%       8.05%               8.50%        60           9/25/2009     5.94%         8.91%      8.91%
24         9/25/2006    6.16%       8.03%               8.50%        61           10/25/2009    6.13%         9.17%      9.17%
25         10/25/2006   6.36%       8.28%               8.50%        62           11/25/2009    5.93%         8.84%      8.84%
26         11/25/2006   6.15%       8.00%               8.50%        63           12/25/2009    6.12%         9.10%      9.10%
27         12/25/2006   6.35%       8.90%               8.90%        64           1/25/2010     5.91%         8.77%      8.77%
28         1/25/2007    6.14%       8.59%               8.59%        65           2/25/2010     5.91%         8.73%      8.73%
29         2/25/2007    6.13%       8.57%               8.57%        66           3/25/2010     6.53%         9.63%      9.63%
30         3/25/2007    6.78%       9.47%               9.47%        67           4/25/2010     5.89%         8.66%      8.66%
31         4/25/2007    6.12%       8.53%               8.53%        68           5/25/2010     6.08%         8.91%      8.91%
32         5/25/2007    6.32%       8.79%               8.79%        69           6/25/2010     5.88%         8.59%      8.59%
33         6/25/2007    6.11%       9.16%               9.16%        70           7/25/2010     6.07%         8.84%      8.84%
34         7/25/2007    6.31%       9.45%               9.45%        71           8/25/2010     5.87%         8.52%      8.52%
35         8/25/2007    6.10%       9.12%               9.12%        72           9/25/2010     5.86%         8.48%      8.50%
36         9/25/2007    6.10%       9.09%               9.09%        73           10/25/2010    6.05%         8.73%      8.73%
37         10/25/2007   6.29%       9.36%               9.36%        74           11/25/2010    5.85%         8.41%      8.50%
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [GRAPHIC-
Home Equity Asset-Backed Certificates, Series 2004-2                    OMITTED]
$4,882,108,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                        NET WAC CAP SCHEDULE
                          Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates (Continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                        Effective                                                        Effective
                        Net WAC                         Net WAC                                 Net WAC       Net WAC    Net WAC
Period     Pay Date     Rate(1)     Net WAC Rate(2)     Rate(2) (3)  Period       Pay Date      Rate(1)       Rate(2)    Rate(2)(3)
------------------------------------------------------------------------------------------------------------------------------------
75         12/25/2010   6.04%       8.65%               8.65%        96           9/25/2012     5.71%         7.66%      8.50%
76         1/25/2011    5.84%       8.34%               8.50%        97           10/25/2012    5.90%         7.88%      8.50%
77         2/25/2011    5.83%       8.30%               8.50%        98           11/25/2012    5.70%         7.60%      8.50%
78         3/25/2011    6.45%       9.16%               9.16%        99           12/25/2012    5.88%         7.82%      8.50%
79         4/25/2011    5.82%       8.23%               8.50%        100          1/25/2013     5.69%         7.53%      8.50%
80         5/25/2011    6.00%       8.47%               8.50%        101          2/25/2013     5.68%         7.50%      8.50%
81         6/25/2011    5.80%       8.16%               8.50%        102          3/25/2013     6.28%         8.27%      8.50%
82         7/25/2011    5.99%       8.40%               8.50%        103          4/25/2013     5.67%         7.44%      8.50%
83         8/25/2011    5.79%       8.09%               8.50%        104          5/25/2013     5.85%         7.66%      8.50%
84         9/25/2011    5.78%       8.06%               8.50%        105          6/25/2013     5.66%         7.38%      8.50%
85         10/25/2011   5.97%       8.29%               8.50%        106          7/25/2013     5.84%         7.60%      8.50%
86         11/25/2011   5.77%       7.99%               8.50%        107          8/25/2013     5.65%         7.32%      8.50%
87         12/25/2011   5.96%       8.22%               8.50%        108          9/25/2013     5.64%         7.29%      8.50%
88         1/25/2012    5.76%       7.92%               8.50%        109          10/25/2013    5.83%         7.51%      8.50%
89         2/25/2012    5.75%       7.89%               8.50%        110          11/25/2013    5.63%         7.23%      8.50%
90         3/25/2012    6.14%       8.40%               8.50%        111          12/25/2013    5.82%         7.45%      8.50%
91         4/25/2012    5.74%       7.82%               8.50%        112          1/25/2014     5.62%         7.18%      8.50%
92         5/25/2012    5.93%       8.05%               8.50%        113          2/25/2014     5.62%         7.15%      8.50%
93         6/25/2012    5.73%       7.76%               8.50%
94         7/25/2012    5.91%       7.98%               8.50%
95         8/25/2012    5.72%       7.69%               8.50%

(1) Assumes 6-month LIBOR at 1.95% and 1-year CMT at 2.26% and is run at the pricing speed to call.

(2) Assumes the 6-month LIBOR and 1-year CMT instantaneously increase to a level beyond the highest maximum obtainable rate on the Mortgage Loans and run at the pricing speed to call.

(3) Assumes 1-month LIBOR equals 20% and payments are received from the applicable Yield Maintenance Agreement.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [GRAPHIC-
Home Equity Asset-Backed Certificates, Series 2004-2                    OMITTED]
$4,882,108,000 (approximate)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                        NET WAC CAP SCHEDULE
                                Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                        Effective                                                        Effective
                        Net WAC                         Net WAC                                 Net WAC       Net WAC    Net WAC
Period     Pay Date     Rate(1)     Net WAC Rate(2)     Rate(2) (3)  Period       Pay Date      Rate(1)       Rate(2)    Rate(2)(3)
------------------------------------------------------------------------------------------------------------------------------------
1          10/25/2004   7.03%       7.03%               8.50%        38           11/25/2007    6.08%         9.03%      9.03%
2          11/25/2004   6.12%       6.12%               8.50%        39           12/25/2007    6.28%         9.93%      9.93%
3          12/25/2004   6.33%       6.33%               8.50%        40           1/25/2008     6.07%         9.58%      9.58%
4          1/25/2005    6.12%       6.12%               8.50%        41           2/25/2008     6.06%         9.54%      9.54%
5          2/25/2005    6.12%       6.12%               8.50%        42           3/25/2008     6.48%        10.16%     10.16%
6          3/25/2005    6.78%       6.78%               8.50%        43           4/25/2008     6.05%         9.47%      9.47%
7          4/25/2005    6.12%       6.12%               8.50%        44           5/25/2008     6.25%         9.75%      9.75%
8          5/25/2005    6.32%       6.32%               8.50%        45           6/25/2008     6.04%         9.42%      9.42%
9          6/25/2005    6.12%       6.13%               8.50%        46           7/25/2008     6.23%         9.71%      9.71%
10         7/25/2005    6.32%       6.33%               8.50%        47           8/25/2008     6.03%         9.36%      9.36%
11         8/25/2005    6.12%       6.13%               8.50%        48           9/25/2008     6.02%         9.32%      9.32%
12         9/25/2005    6.12%       6.13%               8.50%        49           10/25/2008    6.21%         9.60%      9.60%
13         10/25/2005   6.32%       6.33%               8.50%        50           11/25/2008    6.01%         9.25%      9.25%
14         11/25/2005   6.11%       6.12%               8.50%        51           12/25/2008    6.20%         9.54%      9.54%
15         12/25/2005   6.31%       6.32%               8.50%        52           1/25/2009     5.99%         9.20%      9.20%
16         1/25/2006    6.11%       6.12%               8.50%        53           2/25/2009     5.99%         9.17%      9.17%
17         2/25/2006    6.10%       6.11%               8.50%        54           3/25/2009     6.62%        10.11%     10.11%
18         3/25/2006    6.75%       6.76%               8.50%        55           4/25/2009     5.97%         9.10%      9.10%
19         4/25/2006    6.10%       6.11%               8.50%        56           5/25/2009     6.17%         9.36%      9.36%
20         5/25/2006    6.30%       6.31%               8.50%        57           6/25/2009     5.96%         9.02%      9.02%
21         6/25/2006    6.17%       8.08%               8.50%        58           7/25/2009     6.15%         9.29%      9.29%
22         7/25/2006    6.38%       8.34%               8.50%        59           8/25/2009     5.95%         8.95%      8.95%
23         8/25/2006    6.16%       8.05%               8.50%        60           9/25/2009     5.94%         8.91%      8.91%
24         9/25/2006    6.16%       8.03%               8.50%        61           10/25/2009    6.13%         9.17%      9.17%
25         10/25/2006   6.36%       8.28%               8.50%        62           11/25/2009    5.93%         8.84%      8.84%
26         11/25/2006   6.15%       8.00%               8.50%        63           12/25/2009    6.12%         9.10%      9.10%
27         12/25/2006   6.35%       8.90%               8.90%        64           1/25/2010     5.91%         8.77%      8.77%
28         1/25/2007    6.14%       8.59%               8.59%        65           2/25/2010     5.91%         8.73%      8.73%
29         2/25/2007    6.13%       8.57%               8.57%        66           3/25/2010     6.53%         9.63%      9.63%
30         3/25/2007    6.78%       9.47%               9.47%        67           4/25/2010     5.89%         8.66%      8.66%
31         4/25/2007    6.12%       8.53%               8.53%        68           5/25/2010     6.08%         8.91%      8.91%
32         5/25/2007    6.32%       8.79%               8.79%        69           6/25/2010     5.88%         8.59%      8.59%
33         6/25/2007    6.11%       9.16%               9.16%        70           7/25/2010     6.07%         8.84%      8.84%
34         7/25/2007    6.31%       9.45%               9.45%        71           8/25/2010     5.87%         8.52%      8.52%
35         8/25/2007    6.10%       9.12%               9.12%        72           9/25/2010     5.86%         8.48%      8.50%
36         9/25/2007    6.10%       9.09%               9.09%        73           10/25/2010    6.05%         8.73%      8.73%
37         10/25/2007   6.29%       9.36%               9.36%        74           11/25/2010    5.85%         8.41%      8.50%



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities Series 2004-2 Trust    [GRAPHIC-
Home Equity Asset-Backed Certificates, Series 2004-2                    OMITTED]
$4,882,108,000 (approximate)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                        NET WAC CAP SCHEDULE
                         Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates (Continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                        Effective                                                        Effective
                        Net WAC                         Net WAC                                 Net WAC       Net WAC    Net WAC
Period     Pay Date     Rate(1)     Net WAC Rate(2)     Rate(2) (3)  Period       Pay Date      Rate(1)       Rate(2)    Rate(2)(3)
------------------------------------------------------------------------------------------------------------------------------------
75         12/25/2010   6.04%       8.65%               8.65%        96           9/25/2012     5.71%         7.66%      8.50%
76         1/25/2011    5.84%       8.34%               8.50%        97           10/25/2012    5.90%         7.88%      8.50%
77         2/25/2011    5.83%       8.30%               8.50%        98           11/25/2012    5.70%         7.60%      8.50%
78         3/25/2011    6.45%       9.16%               9.16%        99           12/25/2012    5.88%         7.82%      8.50%
79         4/25/2011    5.82%       8.23%               8.50%        100          1/25/2013     5.69%         7.53%      8.50%
80         5/25/2011    6.00%       8.47%               8.50%        101          2/25/2013     5.68%         7.50%      8.50%
81         6/25/2011    5.80%       8.16%               8.50%        102          3/25/2013     6.28%         8.27%      8.50%
82         7/25/2011    5.99%       8.40%               8.50%        103          4/25/2013     5.67%         7.44%      8.50%
83         8/25/2011    5.79%       8.09%               8.50%        104          5/25/2013     5.85%         7.66%      8.50%
84         9/25/2011    5.78%       8.06%               8.50%        105          6/25/2013     5.66%         7.38%      8.50%
85         10/25/2011   5.97%       8.29%               8.50%        106          7/25/2013     5.84%         7.60%      8.50%
86         11/25/2011   5.77%       7.99%               8.50%        107          8/25/2013     5.65%         7.32%      8.50%
87         12/25/2011   5.96%       8.22%               8.50%        108          9/25/2013     5.64%         7.29%      8.50%
88         1/25/2012    5.76%       7.92%               8.50%        109          10/25/2013    5.83%         7.51%      8.50%
89         2/25/2012    5.75%       7.89%               8.50%        110          11/25/2013    5.63%         7.23%      8.50%
90         3/25/2012    6.14%       8.40%               8.50%        111          12/25/2013    5.82%         7.45%      8.50%
91         4/25/2012    5.74%       7.82%               8.50%        112          1/25/2014     5.62%         7.18%      8.50%
92         5/25/2012    5.93%       8.05%               8.50%        113          2/25/2014     5.62%         7.15%      8.50%
93         6/25/2012    5.73%       7.76%               8.50%
94         7/25/2012    5.91%       7.98%               8.50%
95         8/25/2012    5.72%       7.69%               8.50%

(1) Assumes 6-month LIBOR at 1.95% and 1-year CMT at 2.26% and is run at the pricing speed to call.

(2) Assumes the 6-month LIBOR and 1-year CMT instantaneously increase to a level beyond the highest maximum obtainable rate on the Mortgage Loans and run at the pricing speed to call.

(3) Assumes 1-month LIBOR equals 20% and payments are received from the applicable Yield Maintenance Agreement.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                               [WELLS FARGO LOGO]

--------------------------------------------------------------------------------

                             Wells Fargo Home Equity
                      Asset-Backed Securities 2004-2 Trust
              Home Equity Asset-Backed Certificates, Series 2004-2

                                Collateral Annex

                                Table of Contents

Description of Total Mortgage Loans                                            2
Description of Group 1 Mortgage Loans                                         16
Description of Group 2&3 Mortgage Loans - ARM                                 26
Description of Group 2&3 Mortgage Loans - FRM                                 40


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              [WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                       FARGO
Total Mortgage Loans                                                       LOGO]

                          DESCRIPTION OF THE COLLATERAL
                          TOTAL MORTGAGE LOANS SUMMARY

Summary                                                                     Total           Minimum       Maximum
-------------------------------------------------------------------   -----------------    ---------    -----------
Cut-off Date Aggregate Principal Balance                              $4,906,641,221.44
Number of Loans                                                                  30,654
Average Current Loan Balance                                                $160,065.28    $8,431.32    $988,000.55
(1) Weighted Average Combined Original LTV                                        74.97%        5.18%        100.00%
(1) Weighted Average Gross Coupon                                                 6.570%       3.500%        12.250%
(1) (2) Weighted Average Gross Margin                                             5.310%       1.250%        10.250%
(1) (2) Weighted Average Term to Next Rate Adjustment Date (months)                  21            6             35
(1) Weighted Average Remaining Term to Maturity (months)                            337           54            359

(1) Weighted Average reflected in Total.

(2) Adjustable Loans Only.

                                                        Percent of Cut-off Date
                                  Range                    Principal Balance
                                  --------------------  -----------------------
Product Type                      Adjustable                              51.06%
                                  Fixed                                   48.94%
Fully Amortizing Mortgage Loans                                           94.44%
Balloon Loans                                                              5.56%
Lien                              First                                  100.00%
                                  Second                                   0.00%
Loans with MI (%)                                                         33.55%

Property Type                     SFR                                     91.45%
                                  2-4 Family                               3.68%
                                  Condominium                              3.79%
                                  Manufactured Housing                     0.15%

Occupancy Status                  Owner Occupied                          97.26%
                                  Non-Owner Occupied                       2.07%
                                  Second Home                              0.67%
Geographic Distribution           California                              27.10%
                                  New Jersey                               5.98%
                                  New York                                 5.38%
                                  Maryland                                 4.91%
                                  Florida                                  4.14%

Number of States (including DC)   51
Largest Zip Code Concentration    95758 (CA)                               0.19%
Loans with Prepayment Penalties                                           78.49%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              [WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                       FARGO
Total Mortgage Loans                                                       LOGO]

Cut-off Date Principal Balance

                                                                     Percent
                                   Number                            of Loans
                                     of           Aggregate        by Scheduled
                                  Mortgage   Scheduled Principal    Principal
Principal Balance                  Loans           Balance           Balance
-------------------------------   --------   -------------------   ------------
less than 50,000.00                  2,703       $101,625,033.92           2.07%
50,000.01 - 100,000.00               7,727        585,772,597.54          11.94
100,000.01 - 150,000.00              6,793        844,083,005.90          17.20
150,000.01 - 200,000.00              5,280        917,346,932.06          18.70
200,000.01 - 250,000.00              3,029        678,702,327.77          13.83
250,000.01 - 300,000.00              1,949        535,063,228.98          10.90
300,000.01 - 350,000.00              1,276        413,771,846.04           8.43
350,000.01 - 400,000.00              1,035        392,223,963.72           7.99
400,000.01 - 450,000.00                283        121,316,981.28           2.47
450,000.01 - 500,000.00                241        115,327,858.83           2.35
500,000.01 - 550,000.00                135         70,731,972.56           1.44
550,000.01 - 600,000.00                100         57,911,786.34           1.18
600,000.01 - 650,000.00                 36         22,564,438.39           0.46
650,000.01 - 700,000.00                 23         15,568,207.79           0.32
700,000.01 - 750,000.00                 15         11,014,128.58           0.22
750,000.01 - 800,000.00                 22         17,297,324.83           0.35
800,000.01 - 850,000.00                  2          1,634,158.12           0.03
850,000.01 - 900,000.00                  1            895,839.87           0.02
900,000.01 - 950,000.00                  2          1,845,472.73           0.04
950,000.01 - 1,000,000.00                2          1,944,116.19           0.04
-------------------------------   --------   -------------------   ------------
Total:                              30,654     $4,906,641,221.44         100.00%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              [WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                       FARGO
Total Mortgage Loans                                                       LOGO]

Mortgage Coupons

                                                                     Percent
                                   Number                            of Loans
                                     of           Aggregate        by Scheduled
                                  Mortgage   Scheduled Principal    Principal
Mortgage Coupons                   Loans           Balance           Balance
-------------------------------   --------   -------------------   ------------
3.001 - 3.500                            1           $151,311.20           0.00%
3.501 - 4.000                           11          2,656,544.69           0.05
4.001 - 4.500                          554        152,949,466.09           3.12
4.501 - 5.000                        1,635        435,554,278.88           8.88
5.001 - 5.500                        2,473        596,456,993.86          12.16
5.501 - 6.000                        4,008        778,833,606.45          15.87
6.001 - 6.500                        4,175        698,015,230.75          14.23
6.501 - 7.000                        4,706        721,988,285.53          14.71
7.001 - 7.500                        3,540        472,653,360.74           9.63
7.501 - 8.000                        3,153        396,507,391.67           8.08
8.001 - 8.500                        2,090        226,331,247.62           4.61
8.501 - 9.000                        1,877        198,297,780.45           4.04
9.001 - 9.500                        1,016         99,650,752.68           2.03
9.501 - 10.000                         694         67,522,386.72           1.38
10.001 - 10.500                        344         30,931,422.66           0.63
10.501 - 11.000                        253         19,545,212.49           0.40
11.001 - 11.500                         95          6,724,535.03           0.14
11.501 - 12.000                         24          1,535,614.12           0.03
12.001 - 12.500                          5            335,799.81           0.01
-------------------------------   --------   -------------------   ------------
Total:                              30,654     $4,906,641,221.44         100.00%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              [WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                       FARGO
Total Mortgage Loans                                                       LOGO]

Product Type

                                                                     Percent
                                   Number                            of Loans
                                     of           Aggregate        by Scheduled
                                  Mortgage   Scheduled Principal    Principal
Product Type                       Loans           Balance           Balance
-------------------------------   --------   -------------------   ------------
2/28 ARM (Six-Month LIBOR)          16,245     $2,387,610,660.38          48.66%
Fixed Rate                          12,253      2,128,428,302.51          43.38
Fixed Rate (Balloon)                 1,408        272,957,689.65           5.56
3/27 ARM (Six-Month LIBOR)             644         97,069,194.67           1.98
1 Year ARM (One-Year CMT)              104         20,575,374.23           0.42
-------------------------------   --------   -------------------   ------------
Total:                              30,654     $4,906,641,221.44         100.00%

Remaining Term to Maturity

                                                                     Percent
                                   Number                            of Loans
                                     of           Aggregate        by Scheduled
                                  Mortgage   Scheduled Principal    Principal
Remaining Term to Maturity         Loans           Balance           Balance
-------------------------------   --------   -------------------   ------------
<= 120                                  32         $2,443,227.05           0.05%
121 - 180                            3,449        497,142,559.87          10.13
181 - 240                              129         21,510,073.35           0.44
241 - 300                               38          6,520,269.28           0.13
301 - 360                           27,006      4,379,025,091.89          89.25
-------------------------------   --------   -------------------   ------------
Total:                              30,654     $4,906,641,221.44         100.00%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              [WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                       FARGO
Total Mortgage Loans                                                       LOGO]

Combined Original LTV

                                                                     Percent
                                   Number                            of Loans
                                     of           Aggregate        by Scheduled
                                  Mortgage   Scheduled Principal    Principal
Combined Original LTV              Loans           Balance           Balance
-------------------------------   --------   -------------------   ------------
0.01 - 10.00                             5           $224,687.03           0.00%
10.01 - 20.00                           85          8,884,013.09           0.18
20.01 - 30.00                          272         34,846,640.74           0.71
30.01 - 40.00                          614         99,747,646.45           2.03
40.01 - 50.00                        1,249        219,234,332.81           4.47
50.01 - 60.00                        2,063        382,883,322.32           7.80
60.01 - 70.00                        4,489        800,275,294.99          16.31
70.01 - 80.00                       10,445      1,702,073,997.78          34.69
80.01 - 90.00                        9,242      1,369,455,622.01          27.91
90.01 - 100.00                       2,190        289,015,664.22           5.89
-------------------------------   --------   -------------------   ------------
Total:                              30,654     $4,906,641,221.44         100.00%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              [WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                       FARGO
Total Mortgage Loans                                                       LOGO]

Geographic Distribution

                                                                     Percent
                                   Number                            of Loans
                                     of           Aggregate        by Scheduled
                                  Mortgage   Scheduled Principal    Principal
Geographic Distribution            Loans           Balance           Balance
-------------------------------   --------   -------------------   ------------
California                           5,081     $1,329,477,490.27          27.10%
New Jersey                           1,510        293,217,326.64           5.98
New York                             1,314        263,864,325.35           5.38
Maryland                             1,272        240,882,765.45           4.91
Florida                              1,421        202,954,862.53           4.14
Illinois                             1,387        193,571,711.69           3.95
Virginia                             1,071        181,865,833.11           3.71
Minnesota                            1,061        171,579,768.74           3.50
Texas                                1,540        156,104,802.56           3.18
Pennsylvania                         1,115        135,477,737.06           2.76
Colorado                               628        116,493,196.20           2.37
Missouri                             1,072        113,344,977.73           2.31
Arizona                                741        109,151,474.51           2.22
Ohio                                   971        102,729,958.22           2.09
Georgia                                690         94,734,822.35           1.93
Washington                             523         90,542,584.92           1.85
Nevada                                 429         81,394,957.82           1.66
Massachusetts                          374         81,118,503.73           1.65
Wisconsin                              680         76,787,303.19           1.56
Michigan                               665         76,397,598.96           1.56
North Carolina                         508         59,692,570.95           1.22
Iowa                                   564         49,594,990.39           1.01
Louisiana                              471         48,718,487.38           0.99
Tennessee                              465         48,068,021.17           0.98
Indiana                                538         47,448,237.36           0.97
South Carolina                         361         39,797,909.38           0.81
Oregon                                 222         38,662,242.48           0.79
Connecticut                            201         37,917,755.22           0.77
Mississippi                            365         31,453,409.49           0.64
Kansas                                 315         31,342,395.69           0.64
District of Columbia                   169         30,620,960.47           0.62
Oklahoma                               325         27,644,723.40           0.56
Alabama                                310         26,608,905.74           0.54
Utah                                   172         25,386,528.68           0.52
Nebraska                               245         23,145,036.19           0.47
Alaska                                 144         22,139,594.21           0.45
Arkansas                               245         21,070,908.33           0.43
New Mexico                             165         19,474,570.15           0.40
Hawaii                                  71         17,602,100.34           0.36
Idaho                                  184         17,525,675.01           0.36
Rhode Island                            92         16,753,882.60           0.34
Kentucky                               147         16,332,396.19           0.33
Delaware                               102         16,235,908.49           0.33
West Virginia                          177         16,102,377.95           0.33
Wyoming                                129         14,492,930.95           0.30
New Hampshire                           80         13,381,045.38           0.27
Montana                                114         12,685,390.75           0.26
South Dakota                            90          9,079,400.70           0.19
Maine                                   53          7,381,043.42           0.15
North Dakota                            64          5,417,032.84           0.11
Vermont                                 21          3,172,789.11           0.06
-------------------------------   --------   -------------------   ------------
Total:                              30,654     $4,906,641,221.44         100.00%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              [WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                       FARGO
Total Mortgage Loans                                                       LOGO]

Property Type

                                                                     Percent
                                   Number                            of Loans
                                     of           Aggregate        by Scheduled
                                  Mortgage   Scheduled Principal    Principal
Property Type                      Loans           Balance           Balance
-------------------------------   --------   -------------------   ------------
Single Family                       28,286     $4,486,949,113.21          91.45%
Condominium                          1,139        186,186,649.98           3.79
Two- to Four Family                    988        180,364,381.96           3.68
Planned Unit Development               154         45,620,879.39           0.93
Manufactured Housing                    86          7,363,308.65           0.15
Townhouse                                1            156,888.25           0.00
-------------------------------   --------   -------------------   ------------
Total:                              30,654     $4,906,641,221.44         100.00%

Loan Purpose

                                                                     Percent
                                   Number                            of Loans
                                     of           Aggregate        by Scheduled
                                  Mortgage   Scheduled Principal    Principal
Loan Purpose                       Loans           Balance           Balance
-------------------------------   --------   -------------------   ------------
Cash Out Refinance                  19,138     $3,105,556,753.86          63.29%
Purchase                             7,737      1,145,015,436.45          23.34
Rate/Term Refinance                  3,779        656,069,031.13          13.37
-------------------------------   --------   -------------------   ------------
Total:                              30,654     $4,906,641,221.44         100.00%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              [WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                       FARGO
Total Mortgage Loans                                                       LOGO]

Occupancy Status

                                                                     Percent
                                   Number                            of Loans
                                     of           Aggregate        by Scheduled
                                  Mortgage   Scheduled Principal    Principal
Occupancy Status                   Loans           Balance           Balance
-------------------------------   --------   -------------------   ------------
Primary Home                        29,374     $4,772,113,682.99          97.26%
Investment                           1,057        101,655,913.94           2.07
Second Home                            223         32,871,624.51           0.67
-------------------------------   --------   -------------------   ------------
Total:                              30,654     $4,906,641,221.44         100.00%

Documentation

                                                                     Percent
                                   Number                            of Loans
                                     of           Aggregate        by Scheduled
                                  Mortgage   Scheduled Principal    Principal
Documentation                      Loans           Balance           Balance
-------------------------------   --------   -------------------   ------------
Full Documentation*                 30,129     $4,818,883,040.88          98.21%
Stated Income, Stated Asset            525         87,758,180.56           1.79
-------------------------------   --------   -------------------   ------------
Total:                              30,654     $4,906,641,221.44         100.00%

*Includes Mortgage Loans with respect to which borrower income has been established using the alternative methods described under "The Seller and the Underwriting Guidelines - Underwriting Guidelines.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              [WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                       FARGO
Total Mortgage Loans                                                       LOGO]

Credit Grade

                                                                     Percent
                                   Number                            of Loans
                                     of           Aggregate        by Scheduled
                                  Mortgage   Scheduled Principal    Principal
Credit Grade                       Loans           Balance           Balance
-------------------------------   --------   -------------------   ------------
Y9                                    7380     $1,613,597,446.27          32.89%
Y8                                   2,499        420,855,962.84           8.58
Y7                                   3,130        503,398,115.58          10.26
Y6                                   3,377        506,358,256.16          10.32
Y5                                   3,113        454,861,163.70           9.27
Y4                                   5,529        747,136,555.79          15.23
Y3                                   2,357        288,084,980.95           5.87
Y2                                   2,663        312,311,080.49           6.37
Y1                                     606         60,037,659.66           1.22
-------------------------------   --------   -------------------   ------------
Total:                              30,654     $4,906,641,221.44         100.00%

Prepayment Penalty Term

                                                                     Percent
                                   Number                            of Loans
                                     of           Aggregate        by Scheduled
                                  Mortgage   Scheduled Principal    Principal
Prepayment Penalty Term            Loans           Balance           Balance
-------------------------------   --------   -------------------   ------------
No Prepayment Penalty                6,851     $1,055,412,896.80          21.51%
12                                     924        202,415,015.60           4.13
24                                  13,096      1,877,097,083.68          38.26
36                                   9,716      1,766,183,651.35          36.00
60                                      67          5,532,574.01           0.11
-------------------------------   --------   -------------------   ------------
Total:                              30,654     $4,906,641,221.44         100.00%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              [WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                       FARGO
Total Mortgage Loans                                                       LOGO]

Rate Type

                                                                     Percent
                                   Number                            of Loans
                                     of           Aggregate        by Scheduled
                                  Mortgage   Scheduled Principal    Principal
Rate Type                          Loans           Balance           Balance
-------------------------------   --------   -------------------   ------------
Fixed Rate                          13,661     $2,401,385,992.16          48.94%
Adjustable Rate                     16,993      2,505,255,229.28          51.06
-------------------------------   --------   -------------------   ------------
Total:                              30,654     $4,906,641,221.44         100.00%

Gross Margin

                                                                     Percent
                                   Number                            of Loans
                                     of           Aggregate        by Scheduled
                                  Mortgage   Scheduled Principal    Principal
Gross Margin                       Loans           Balance           Balance
-------------------------------   --------   -------------------   ------------
1.001 - 1.500                            1           $135,591.03           0.01%
1.501 - 2.000                            1            325,065.26           0.01
2.001 - 2.500                            1            233,755.68           0.01
2.501 - 3.000                           21          4,986,415.96           0.20
3.001 - 3.500                          588         96,704,442.77           3.86
3.501 - 4.000                        1,579        264,965,587.48          10.58
4.001 - 4.500                        2,301        395,995,460.98          15.81
4.501 - 5.000                        2,649        417,022,152.82          16.65
5.001 - 5.500                        2,620        396,993,610.83          15.85
5.501 - 6.000                        2,325        322,770,893.64          12.88
6.001 - 6.500                        1,778        224,908,894.65           8.98
6.501 - 7.000                          969        120,265,092.18           4.80
7.001 - 7.500                          884        106,913,964.10           4.27
7.501 - 8.000                          756         89,441,481.88           3.57
8.001 - 8.500                          434         52,837,132.36           2.11
8.501 - 9.000                           69          8,490,117.13           0.34
9.001 - 9.500                            9          1,442,666.60           0.06
9.501 - 10.000                           5            349,336.56           0.01
10.001 - 10.500                          3            473,567.37           0.02
-------------------------------   --------   -------------------   ------------
Total:                              16,993     $2,505,255,229.28         100.00%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              [WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                       FARGO
Total Mortgage Loans                                                       LOGO]

Maximum Rate

                                                                     Percent
                                   Number                            of Loans
                                     of           Aggregate        by Scheduled
                                  Mortgage   Scheduled Principal    Principal
Maximum Rate                       Loans           Balance           Balance
-------------------------------   --------   -------------------   ------------
9.001 - 9.500                            1           $151,311.20           0.01%
9.501 - 10.000                           6          1,588,875.23           0.06
10.001 - 10.500                         51         10,775,050.74           0.43
10.501 - 11.000                        265         56,644,894.53           2.26
11.001 - 11.500                        734        146,360,472.24           5.84
11.501 - 12.000                      1,708        322,634,117.60          12.88
12.001 - 12.500                      2,184        377,938,618.18          15.09
12.501 - 13.000                      2,676        427,160,801.05          17.05
13.001 - 13.500                      2,272        329,405,327.87          13.15
13.501 - 14.000                      2,184        293,530,824.74          11.72
14.001 - 14.500                      1,540        178,181,053.84           7.11
14.501 - 15.000                      1,459        165,594,793.62           6.61
15.001 - 15.500                        820         87,537,808.64           3.49
15.501 - 16.000                        541         57,831,030.95           2.31
16.001 - 16.500                        265         26,492,785.23           1.06
16.501 - 17.000                        196         16,252,787.91           0.65
17.001 - 17.500                         75          5,824,111.70           0.23
17.501 - 18.000                         14          1,151,753.88           0.05
18.001 - 18.500                          2            198,810.13           0.01
-------------------------------   --------   -------------------   ------------
Total:                              16,993     $2,505,255,229.28         100.00%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              [WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                       FARGO
Total Mortgage Loans                                                       LOGO]

Minimum Rate

                                                                     Percent
                                   Number                            of Loans
                                     of           Aggregate        by Scheduled
                                  Mortgage   Scheduled Principal    Principal
Minimum Rate                       Loans           Balance           Balance
-------------------------------   --------   -------------------   ------------
3.001 - 3.500                            1           $151,311.20           0.01%
3.501 - 4.000                            6          1,588,875.23           0.06
4.001 - 4.500                           51         10,775,050.74           0.43
4.501 - 5.000                          265         56,644,894.53           2.26
5.001 - 5.500                          734        146,360,472.24           5.84
5.501 - 6.000                        1,708        322,634,117.60          12.88
6.001 - 6.500                        2,184        377,938,618.18          15.09
6.501 - 7.000                        2,678        427,550,794.93          17.07
7.001 - 7.500                        2,272        329,405,327.87          13.15
7.501 - 8.000                        2,182        293,140,830.86          11.70
8.001 - 8.500                        1,540        178,181,053.84           7.11
8.501 - 9.000                        1,459        165,594,793.62           6.61
9.001 - 9.500                          820         87,537,808.64           3.49
9.501 - 10.000                         541         57,831,030.95           2.31
10.001 - 10.500                        265         26,492,785.23           1.06
10.501 - 11.000                        196         16,252,787.91           0.65
11.001 - 11.500                         75          5,824,111.70           0.23
11.501 - 12.000                         14          1,151,753.88           0.05
12.001 - 12.500                          2            198,810.13           0.01
-------------------------------   --------   -------------------   ------------
Total:                              16,993     $2,505,255,229.28         100.00%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              [WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                       FARGO
Total Mortgage Loans                                                       LOGO]

Next Rate Adjustment Date

                                                                     Percent
                                   Number                            of Loans
                                     of           Aggregate        by Scheduled
                                  Mortgage   Scheduled Principal    Principal
Next Rate Adjustment Date          Loans           Balance           Balance
-------------------------------   --------   -------------------   ------------
March 1, 2005                           12         $2,226,672.26           0.09%
April 1, 2005                           22          3,543,764.88           0.14
May 1, 2005                             25          5,529,481.74           0.22
June 1, 2005                            19          2,980,525.16           0.12
July 1, 2005                            23          5,501,440.18           0.22
August 1, 2005                           5          1,164,755.80           0.05
September 1, 2005                        2            201,918.87           0.01
October 1, 2005                          2            326,941.10           0.01
November 1, 2005                         3            650,192.25           0.03
December 1, 2005                         9          1,449,330.78           0.06
January 1, 2006                        150         19,842,348.10           0.79
February 1, 2006                        58          8,512,650.31           0.34
March 1, 2006                        2,329        328,227,501.48          13.10
March 18, 2006                           1             90,425.46           0.00
April 1, 2006                        3,229        468,518,667.72          18.70
May 1, 2006                          3,261        483,281,993.86          19.29
June 1, 2006                         3,137        473,880,664.17          18.92
July 1, 2006                         3,602        538,339,547.48          21.49
August 1, 2006                         460         63,917,213.01           2.55
December 1, 2006                         2            268,414.32           0.01
January 1, 2007                         19          2,811,141.23           0.11
February 1, 2007                         2            525,667.35           0.02
March 1, 2007                           98         13,194,312.25           0.53
April 1, 2007                          115         17,412,097.53           0.70
April 15, 2007                           1            163,875.56           0.01
May 1, 2007                            113         16,904,571.82           0.67
June 1, 2007                           131         19,659,925.29           0.78
July 1, 2007                           146         23,201,623.84           0.93
August 1, 2007                          17          2,927,565.48           0.12
-------------------------------   --------   -------------------   ------------
Total:                              16,993     $2,505,255,229.28         100.00%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              [WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                       FARGO
Total Mortgage Loans                                                       LOGO]

Periodic Cap

                                                                     Percent
                                   Number                            of Loans
                                     of           Aggregate        by Scheduled
                                  Mortgage   Scheduled Principal    Principal
Periodic Cap                       Loans           Balance           Balance
-------------------------------   --------   -------------------   ------------
1.000                               16,889     $2,484,679,855.05          99.18%
2.000                                  104         20,575,374.23           0.82
-------------------------------   --------   -------------------   ------------
Total:                              16,993     $2,505,255,229.28         100.00%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              [WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                       FARGO
Group 1 Mortgage Loans                                                     LOGO]

                          DESCRIPTION OF THE COLLATERAL
                              GROUP I LOANS SUMMARY

Summary                                                                     Total           Minimum      Maximum
-------------------------------------------------------------------   -----------------    ---------    -----------
Cut-off Date Aggregate Principal Balance                              $1,566,665,545.05
Number of Loans                                                                   8,647
Average Current Loan Balance                                                $181,180.24    $8,431.32   $988,000.55
(1) Weighted Average Combined Original LTV                                        68.98%        5.81%       100.00%
(1) Weighted Average Gross Coupon                                                 5.995%       3.875%       12.250%
(1) (2) Weighted Average Gross Margin                                               N/A
(1) (2) Weighted Average Term to Next Rate Adjustment Date (months)                 N/A
(1) Weighted Average Remaining Term to Maturity (months)                            328          112           359

(1) Weighted Average reflected in Total.

(2) Adjustable Loans Only.

                                                        Percent of Cut-off Date
                                  Range                    Principal Balance
                                  --------------------  -----------------------
Product Type                      Adjustable
                                  Fixed                                  100.00%
Fully Amortizing Mortgage Loans                                           94.95%
Balloon Loans                                                              5.05%
Lien                              First                                  100.00%
                                  Second                                   0.00%
Loans with MI (%)                                                         16.81%

Property Type                     SFR                                     90.93%
                                  2-4 Family                               3.78%
                                  Condominium                              3.15%
                                  Manufactured Housing                     0.19%

Occupancy Status                  Owner Occupied                          97.64%
                                  Non-Owner Occupied                       1.71%
                                  Second Home                              0.65%
Geographic Distribution           California                              40.12%
                                  New York                                 7.87%
                                  New Jersey                               6.58%
                                  Maryland                                 3.85%
                                  Virginia                                 3.73%

Number of States (including DC)   51
Largest Zip Code Concentration    94526 (CA)                               0.33%
Loans with Prepayment Penalties                                           80.52%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              [WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                       FARGO
Group 1 Mortgage Loans                                                     LOGO]

Cut-off Date Principal Balance

                                                                     Percent
                                   Number                            of Loans
                                     of           Aggregate        by Scheduled
                                  Mortgage   Scheduled Principal    Principal
Principal Balance                  Loans           Balance           Balance
-------------------------------   --------   -------------------   ------------
less than 50,000.00                    939        $34,991,327.66           2.23%
50,000.01 - 100,000.00               1,847        137,436,145.87           8.77
100,000.01 - 150,000.00              1,479        184,369,171.75          11.77
150,000.01 - 200,000.00              1,418        247,828,197.00          15.82
200,000.01 - 250,000.00                878        197,031,551.57          12.58
250,000.01 - 300,000.00                603        165,785,438.88          10.58
300,000.01 - 350,000.00                440        143,617,948.82           9.17
350,000.01 - 400,000.00                598        227,066,097.01          14.49
400,000.01 - 450,000.00                122         52,393,907.55           3.34
450,000.01 - 500,000.00                122         58,271,344.39           3.72
500,000.01 - 550,000.00                 81         42,206,658.81           2.69
550,000.01 - 600,000.00                 67         38,782,691.99           2.48
600,000.01 - 650,000.00                 23         14,400,208.90           0.92
650,000.01 - 700,000.00                 10          6,760,334.55           0.43
700,000.01 - 750,000.00                  9          6,630,766.21           0.42
750,000.01 - 800,000.00                  8          6,302,777.66           0.40
850,000.01 - 900,000.00                  1            895,839.87           0.06
900,000.01 - 950,000.00                  1            907,136.01           0.06
950,000.01 - 1,000,000.00                1            988,000.55           0.06
-------------------------------   --------   -------------------   ------------
Total:                               8,647     $1,566,665,545.05         100.00%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              [WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                       FARGO
Group 1 Mortgage Loans                                                     LOGO]

Mortgage Coupons

                                                                     Percent
                                   Number                            of Loans
                                     of           Aggregate        by Scheduled
                                  Mortgage   Scheduled Principal    Principal
Mortgage Coupons                   Loans           Balance           Balance
-------------------------------   --------   -------------------   ------------
3.501 - 4.000                            2           $399,460.29           0.03%
4.001 - 4.500                          295         82,047,077.90           5.24
4.501 - 5.000                          905        260,624,422.46          16.64
5.001 - 5.500                        1,134        312,078,724.31          19.92
5.501 - 6.000                        1,426        296,128,015.19          18.90
6.001 - 6.500                        1,199        202,522,388.44          12.93
6.501 - 7.000                        1,194        178,045,278.22          11.36
7.001 - 7.500                          769         87,629,801.18           5.59
7.501 - 8.000                          613         65,809,629.18           4.20
8.001 - 8.500                          356         31,441,317.59           2.01
8.501 - 9.000                          289         22,716,210.03           1.45
9.001 - 9.500                          152          9,049,957.01           0.58
9.501 - 10.000                         144          9,020,927.99           0.58
10.001 - 10.500                         79          4,438,637.43           0.28
10.501 - 11.000                         57          3,292,424.58           0.21
11.001 - 11.500                         20            900,423.33           0.06
11.501 - 12.000                         10            383,860.24           0.02
12.001 - 12.500                          3            136,989.68           0.01
-------------------------------   --------   -------------------   ------------
Total:                               8,647     $1,566,665,545.05         100.00%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              [WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                       FARGO
Group 1 Mortgage Loans                                                     LOGO]

Product Type

                                                                     Percent
                                   Number                            of Loans
                                     of           Aggregate        by Scheduled
                                  Mortgage   Scheduled Principal    Principal
Product Type                       Loans           Balance           Balance
-------------------------------   --------   -------------------   ------------
Fixed Rate                           8,394     $1,487,521,868.37          94.95%
Fixed Rate (Balloon)                   253         79,143,676.68           5.05
-------------------------------   --------   -------------------   ------------
Total:                               8,647     $1,566,665,545.05         100.00%

Original Term to Maturity

                                                                     Percent
                                   Number                            of Loans
                                     of           Aggregate        by Scheduled
                                  Mortgage   Scheduled Principal    Principal
Original Term to Maturity          Loans           Balance           Balance
-------------------------------   --------   -------------------   ------------
<= 120                                  11           $638,506.35           0.04%
121 - 180                            1,664        237,511,137.33          15.16
181 - 240                               85         14,582,117.08           0.93
241 - 300                               31          5,067,554.48           0.32
301 - 360                            6,856      1,308,866,229.81          83.54
-------------------------------   --------   -------------------   ------------
Total:                               8,647     $1,566,665,545.05         100.00%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              [WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                       FARGO
Group 1 Mortgage Loans                                                     LOGO]

Remaining Term to Maturity

                                                                     Percent
                                   Number                            of Loans
                                     of           Aggregate        by Scheduled
                                  Mortgage   Scheduled Principal    Principal
Remaining Term to Maturity         Loans           Balance           Balance
-------------------------------   --------   -------------------   ------------
<= 120                                  11           $638,506.35           0.04%
121 - 180                            1,664        237,511,137.33          15.16
181 - 240                               85         14,582,117.08           0.93
241 - 300                               31          5,067,554.48           0.32
301 - 360                            6,856      1,308,866,229.81          83.54
-------------------------------   --------   -------------------   ------------
Total:                               8,647     $1,566,665,545.05         100.00%

Combined Original LTV

                                                                     Percent
                                   Number                            of Loans
                                     of           Aggregate        by Scheduled
                                  Mortgage   Scheduled Principal    Principal
Combined Original LTV              Loans           Balance           Balance
-------------------------------   --------   -------------------   ------------
0.01 - 10.00                             2            $59,824.94           0.00%
10.01 - 20.00                           38          4,354,163.33           0.28
20.01 - 30.00                          135         18,038,110.02           1.15
30.01 - 40.00                          297         52,703,842.33           3.36
40.01 - 50.00                          612        117,836,034.72           7.52
50.01 - 60.00                          979        205,491,052.60          13.12
60.01 - 70.00                        1,788        370,060,501.76          23.62
70.01 - 80.00                        2,909        529,608,593.06          33.80
80.01 - 90.00                        1,605        237,662,571.51          15.17
90.01 - 100.00                         282         30,850,850.78           1.97
-------------------------------   --------   -------------------   ------------
Total:                               8,647     $1,566,665,545.05         100.00%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              [WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                       FARGO
Group 1 Mortgage Loans                                                     LOGO]

Geographic Distribution

                                                                     Percent
                                   Number                            of Loans
                                     of           Aggregate        by Scheduled
                                  Mortgage   Scheduled Principal    Principal
Geographic Distribution            Loans           Balance           Balance
-------------------------------   --------   -------------------   ------------
California                           2,199       $628,481,121.53          40.12%
New York                               602        123,308,589.15           7.87
New Jersey                             523        103,066,780.35           6.58
Maryland                               307         60,304,167.07           3.85
Virginia                               314         58,466,189.16           3.73
Florida                                378         53,288,516.92           3.40
Texas                                  506         50,850,131.83           3.25
Pennsylvania                           380         46,299,486.91           2.96
Illinois                               196         31,396,192.03           2.00
Minnesota                              166         29,950,334.40           1.91
Ohio                                   262         28,363,193.87           1.81
Colorado                               138         27,699,467.84           1.77
Arizona                                157         23,842,021.27           1.52
Massachusetts                           99         21,737,518.97           1.39
Missouri                               202         21,693,933.62           1.38
Washington                             104         19,871,356.70           1.27
Georgia                                153         18,519,940.52           1.18
Nevada                                  85         17,288,865.67           1.10
Wisconsin                              124         15,110,428.67           0.96
Louisiana                              155         14,929,163.05           0.95
Connecticut                             73         14,927,712.68           0.95
Indiana                                126         12,000,408.46           0.77
Michigan                               113         11,760,971.71           0.75
Tennessee                              124         11,752,145.42           0.75
North Carolina                          98         11,202,669.26           0.72
Alabama                                136         10,384,968.19           0.66
Oregon                                  49         10,295,370.75           0.66
South Carolina                          97          7,941,808.13           0.51
Iowa                                    91          7,597,239.48           0.48
Hawaii                                  28          7,543,249.67           0.48
Oklahoma                                94          7,187,615.82           0.46
Mississippi                            107          7,174,041.85           0.46
District of Columbia                    37          6,855,206.69           0.44
Rhode Island                            30          5,684,356.57           0.36
Utah                                    27          4,416,611.96           0.28
Arkansas                                55          3,828,339.52           0.24
Kansas                                  40          3,562,837.96           0.23
Kentucky                                36          3,449,675.42           0.22
Idaho                                   37          3,419,360.76           0.22
New Hampshire                           17          2,997,716.46           0.19
Wyoming                                 25          2,817,326.78           0.18
New Mexico                              24          2,795,535.86           0.18
Delaware                                18          2,770,179.51           0.18
Nebraska                                35          2,446,154.86           0.16
West Virginia                           30          2,061,896.36           0.13
Montana                                 17          1,531,351.41           0.10
Maine                                    9          1,408,431.30           0.09
Alaska                                   8          1,023,214.78           0.07
South Dakota                             6            591,666.08           0.04
North Dakota                             8            386,649.51           0.02
Vermont                                  2            383,432.31           0.02
-------------------------------   --------   -------------------   ------------
Total:                               8,647     $1,566,665,545.05         100.00%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              [WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                       FARGO
Group 1 Mortgage Loans                                                     LOGO]

Property Type

                                                                     Percent
                                   Number                            of Loans
                                     of           Aggregate        by Scheduled
                                  Mortgage   Scheduled Principal    Principal
Property Type                      Loans           Balance           Balance
-------------------------------   --------   -------------------   ------------
Single Family                        7,928     $1,424,608,709.55          90.93%
Two- to Four Family                    325         59,188,583.99           3.78
Condominium                            264         49,395,205.14           3.15
Planned Unit Development                98         30,398,338.15           1.94
Manufactured Housing                    31          2,917,819.97           0.19
Townhouse                                1            156,888.25           0.01
-------------------------------   --------   -------------------   ------------
Total:                               8,647     $1,566,665,545.05         100.00%

Loan Purpose

                                                                     Percent
                                   Number                            of Loans
                                     of           Aggregate        by Scheduled
                                  Mortgage   Scheduled Principal    Principal
Loan Purpose                       Loans           Balance           Balance
-------------------------------   --------   -------------------   ------------
Cash Out Refinance                   6,068     $1,068,189,910.43          68.18%
Rate/Term Refinance                  1,389        294,471,102.38          18.80
Purchase                             1,190        204,004,532.24          13.02
-------------------------------   --------   -------------------   ------------
Total:                               8,647     $1,566,665,545.05         100.00%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              [WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                       FARGO
Group 1 Mortgage Loans                                                     LOGO]

Occupancy Status

                                                                     Percent
                                   Number                            of Loans
                                     of           Aggregate        by Scheduled
                                  Mortgage   Scheduled Principal    Principal
Occupancy Status                   Loans           Balance           Balance
-------------------------------   --------   -------------------   ------------
Primary Home                         8,277     $1,529,697,213.02          97.64%
Investment                             305         26,771,915.51           1.71
Second Home                             65         10,196,416.52           0.65
-------------------------------   --------   -------------------   ------------
Total:                               8,647     $1,566,665,545.05         100.00%

Documentation

                                                                     Percent
                                   Number                            of Loans
                                     of           Aggregate        by Scheduled
                                  Mortgage   Scheduled Principal    Principal
Documentation                      Loans           Balance           Balance
-------------------------------   --------   -------------------   ------------
Full Documentation*                  8,523     $1,547,776,304.18          98.79%
Stated Income, Stated Asset            124         18,889,240.87           1.21
-------------------------------   --------   -------------------   ------------
Total:                               8,647     $1,566,665,545.05         100.00%

*Includes Mortgage Loans with respect to which borrower income has been established using the alternative methods described under "The Seller and the Underwriting Guidelines - Underwriting Guidelines.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              [WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                       FARGO
Group 1 Mortgage Loans                                                     LOGO]

Credit Grade

                                                                     Percent
                                   Number                            of Loans
                                     of           Aggregate        by Scheduled
                                  Mortgage   Scheduled Principal    Principal
Credit Grade                       Loans           Balance           Balance
-------------------------------   --------   -------------------   ------------
Y9                                    3638       $883,214,599.00          56.38%
Y8                                     853        147,237,245.35           9.40
Y7                                     907        149,889,236.29           9.57
Y6                                     772        106,503,621.91           6.80
Y5                                     570         74,675,426.73           4.77
Y4                                   1,158        142,851,167.71           9.12
Y3                                     422         41,024,739.20           2.62
Y2                                     248         16,698,279.29           1.07
Y1                                      79          4,571,229.57           0.29
-------------------------------   --------   -------------------   ------------
Total:                               8,647     $1,566,665,545.05         100.00%

Prepayment Penalty Term

                                                                     Percent
                                   Number                            of Loans
                                     of           Aggregate        by Scheduled
                                  Mortgage   Scheduled Principal    Principal
Prepayment Penalty Term            Loans           Balance           Balance
-------------------------------   --------   -------------------   ------------
No Prepayment Penalty                2,108       $305,253,169.37          19.48%
12                                     610        138,623,140.24           8.85
24                                     114         18,198,983.13           1.16
36                                   5,752      1,099,384,867.65          70.17
60                                      63          5,205,384.66           0.33
-------------------------------   --------   -------------------   ------------
Total:                               8,647     $1,566,665,545.05         100.00%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              [WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                       FARGO
Group 1 Mortgage Loans                                                     LOGO]

Rate Type

                                                                     Percent
                                   Number                            of Loans
                                     of           Aggregate        by Scheduled
                                  Mortgage   Scheduled Principal    Principal
Rate Type                          Loans           Balance           Balance
-------------------------------   --------   -------------------   ------------
Fixed Rate                           8,647     $1,566,665,545.05         100.00%
-------------------------------   --------   -------------------   ------------
Total:                               8,647     $1,566,665,545.05         100.00%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              [WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                       FARGO
Group 2&3 ARM Mortgage Loans                                               LOGO]

DESCRIPTION OF THE COLLATERAL
GROUP 2&3 ARM LOANS SUMMARY

Summary                                                                     Total           Minimum       Maximum
-------------------------------------------------------------------   -----------------    ---------    -----------
Cut-off Date Aggregate Principal Balance                              $2,505,255,229.28
Number of Loans                                                                  16,993
Average Current Loan Balance                                                $147,428.66    $9,299.94    $956,115.64
(1) Weighted Average Combined Original LTV                                        80.70%        5.18%        100.00%
(1) Weighted Average Gross Coupon                                                 7.121%       3.500%        12.250%
(1) (2) Weighted Average Gross Margin                                             5.310%       1.250%        10.250%
(1) (2) Weighted Average Term to Next Rate Adjustment Date (months)                  21            6             35
(1) Weighted Average Remaining Term to Maturity (months)                            356          344            359

(1) Weighted Average reflected in Total.

(2) Adjustable Loans Only.

                                  Range                    Principal Balance
                                  --------------------  -----------------------
Product Type                      Adjustable                             100.00%
                                  Fixed                                    0.00%
Fully Amortizing Mortgage Loans                                          100.00%
Balloon Loans                                                              0.00%
Lien                              First                                  100.00%
                                  Second                                   0.00%
Loans with MI (%)                                                         49.10%

Property Type                     SFR                                     92.12%
                                  2-4 Family                               3.34%
                                  Condominium                              4.29%
                                  Manufactured Housing                     0.14%

Occupancy Status                  Owner Occupied                          97.25%
                                  Non-Owner Occupied                       2.09%
                                  Second Home                              0.66%
Geographic Distribution           California                              15.70%
                                  Maryland                                 5.77%
                                  Illinois                                 5.77%
                                  New Jersey                               5.48%
                                  Florida                                  4.75%

Number of States (including DC)   51
Largest Zip Code Concentration    95758 (CA)                               0.23%
Loans with Prepayment Penalties                                           76.90%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              [WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                       FARGO
Group 2&3 ARM Mortgage Loans                                               LOGO]

Cut-off Date Principal Balance

                                                                     Percent
                                   Number                            of Loans
                                     of           Aggregate        by Scheduled
                                  Mortgage   Scheduled Principal    Principal
Principal Balance                  Loans           Balance           Balance
-------------------------------   --------   -------------------   ------------
less than 50,000.00                  1,377        $52,139,314.22           2.08%
50,000.01 - 100,000.00               4,754        362,480,494.77          14.47
100,000.01 - 150,000.00              4,288        531,095,783.70          21.20
150,000.01 - 200,000.00              2,961        512,168,825.06          20.44
200,000.01 - 250,000.00              1,518        339,315,496.36          13.54
250,000.01 - 300,000.00                909        249,121,217.36           9.94
300,000.01 - 350,000.00                560        181,289,398.70           7.24
350,000.01 - 400,000.00                285        106,878,845.41           4.27
400,000.01 - 450,000.00                136         58,113,476.46           2.32
450,000.01 - 500,000.00                 95         45,424,708.95           1.81
500,000.01 - 550,000.00                 44         23,186,530.82           0.93
550,000.01 - 600,000.00                 24         13,891,350.00           0.55
600,000.01 - 650,000.00                 12          7,559,134.44           0.30
650,000.01 - 700,000.00                 11          7,473,538.57           0.30
700,000.01 - 750,000.00                  3          2,189,346.48           0.09
750,000.01 - 800,000.00                 12          9,399,157.50           0.38
800,000.01 - 850,000.00                  2          1,634,158.12           0.07
900,000.01 - 950,000.00                  1            938,336.72           0.04
950,000.01 - 1,000,000.00                1            956,115.64           0.04
-------------------------------   --------   -------------------   ------------
Total:                              16,993     $2,505,255,229.28         100.00%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              [WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                       FARGO
Group 2&3 ARM Mortgage Loans                                               LOGO]

Mortgage Coupons

                                                                     Percent
                                   Number                            of Loans
                                     of           Aggregate        by Scheduled
                                  Mortgage   Scheduled Principal    Principal
Mortgage Coupons                   Loans           Balance           Balance
-------------------------------   --------   -------------------   ------------
3.001 - 3.500                            1           $151,311.20           0.01%
3.501 - 4.000                            6          1,588,875.23           0.06
4.001 - 4.500                           51         10,775,050.74           0.43
4.501 - 5.000                          265         56,644,894.53           2.26
5.001 - 5.500                          734        146,360,472.24           5.84
5.501 - 6.000                        1,708        322,634,117.60          12.88
6.001 - 6.500                        2,184        377,938,618.18          15.09
6.501 - 7.000                        2,678        427,550,794.93          17.07
7.001 - 7.500                        2,272        329,405,327.87          13.15
7.501 - 8.000                        2,182        293,140,830.86          11.70
8.001 - 8.500                        1,540        178,181,053.84           7.11
8.501 - 9.000                        1,459        165,594,793.62           6.61
9.001 - 9.500                          820         87,537,808.64           3.49
9.501 - 10.000                         541         57,831,030.95           2.31
10.001 - 10.500                        265         26,492,785.23           1.06
10.501 - 11.000                        196         16,252,787.91           0.65
11.001 - 11.500                         75          5,824,111.70           0.23
11.501 - 12.000                         14          1,151,753.88           0.05
12.001 - 12.500                          2            198,810.13           0.01
-------------------------------   --------   -------------------   ------------
Total:                              16,993     $2,505,255,229.28         100.00%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              [WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                       FARGO
Group 2&3 ARM Mortgage Loans                                               LOGO]

Product Type

                                                                     Percent
                                   Number                            of Loans
                                     of           Aggregate        by Scheduled
                                  Mortgage   Scheduled Principal    Principal
Product Type                       Loans           Balance           Balance
-------------------------------   --------   -------------------   ------------
2/28 ARM (Six-Month LIBOR)          16,245     $2,387,610,660.38          95.30%
3/27 ARM (Six-Month LIBOR)             644         97,069,194.67           3.87
1 Year ARM (One-Year CMT)              104         20,575,374.23           0.82
-------------------------------   --------   -------------------   ------------
Total:                              16,993     $2,505,255,229.28         100.00%

Original Term to Maturity

                                                                     Percent
                                   Number                            of Loans
                                     of           Aggregate        by Scheduled
                                  Mortgage   Scheduled Principal    Principal
Original Term to Maturity          Loans           Balance           Balance
-------------------------------   --------   -------------------   ------------
301 - 360                           16,993     $2,505,255,229.28         100.00%
-------------------------------   --------   -------------------   ------------
Total:                              16,993     $2,505,255,229.28         100.00%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              [WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                       FARGO
Group 2&3 ARM Mortgage Loans                                               LOGO]

Remaining Term to Maturity

                                                                     Percent
                                   Number                            of Loans
                                     of           Aggregate        by Scheduled
                                  Mortgage   Scheduled Principal    Principal
Remaining Term to Maturity         Loans           Balance           Balance
-------------------------------   --------   -------------------   ------------
301 - 360                           16,993     $2,505,255,229.28         100.00%
-------------------------------   --------   -------------------   ------------
Total:                              16,993     $2,505,255,229.28         100.00%

Combined Original LTV

                                                                     Percent
                                   Number                            of Loans
                                     of           Aggregate        by Scheduled
                                  Mortgage   Scheduled Principal    Principal
Combined Original LTV              Loans           Balance           Balance
-------------------------------   --------   -------------------   ------------
0.01 - 10.00                             3           $164,862.09           0.01%
10.01 - 20.00                           23          1,377,095.23           0.05
20.01 - 30.00                           52          4,681,154.26           0.19
30.01 - 40.00                          135         15,227,386.12           0.61
40.01 - 50.00                          282         35,672,728.91           1.42
50.01 - 60.00                          588         79,808,587.94           3.19
60.01 - 70.00                        1,703        247,460,811.77           9.88
70.01 - 80.00                        5,751        884,749,983.31          35.32
80.01 - 90.00                        6,593        983,423,475.75          39.25
90.01 - 100.00                       1,863        252,689,143.90          10.09
-------------------------------   --------   -------------------   ------------
Total:                              16,993     $2,505,255,229.28         100.00%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              [WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                       FARGO
Group 2&3 ARM Mortgage Loans                                               LOGO]

Geographic Distribution

                                                                     Percent
                                   Number                            of Loans
                                     of           Aggregate        by Scheduled
                                  Mortgage   Scheduled Principal    Principal
Geographic Distribution            Loans           Balance           Balance
-------------------------------   --------   -------------------   ------------
California                           1,637       $393,305,541.39          15.70%
Maryland                               763        144,614,955.96           5.77
Illinois                             1,074        144,520,482.26           5.77
New Jersey                             702        137,342,791.81           5.48
Florida                                815        118,987,885.57           4.75
Minnesota                              713        112,127,293.83           4.48
Virginia                               578         95,743,691.09           3.82
New York                               413         83,255,813.72           3.32
Missouri                               757         79,037,501.71           3.15
Texas                                  772         78,114,716.77           3.12
Arizona                                487         70,485,231.41           2.81
Colorado                               378         68,681,201.26           2.74
Georgia                                474         68,144,619.94           2.72
Pennsylvania                           545         64,683,446.36           2.58
Washington                             355         59,213,318.24           2.36
Michigan                               490         57,008,284.85           2.28
Nevada                                 287         54,113,236.17           2.16
Ohio                                   517         53,666,887.55           2.14
Massachusetts                          221         48,636,805.25           1.94
Wisconsin                              431         48,311,824.50           1.93
North Carolina                         354         42,537,527.78           1.70
Iowa                                   423         37,781,603.25           1.51
Tennessee                              276         30,220,866.42           1.21
Indiana                                344         29,965,762.84           1.20
Kansas                                 263         26,826,238.75           1.07
Louisiana                              243         26,806,161.68           1.07
South Carolina                         209         26,150,494.97           1.04
Oregon                                 126         20,784,835.02           0.83
District of Columbia                   110         20,673,653.25           0.83
Alaska                                 130         20,122,457.48           0.80
Mississippi                            206         20,010,115.25           0.80
Connecticut                            104         18,309,652.98           0.73
Nebraska                               177         17,914,074.71           0.72
Utah                                   118         17,518,618.65           0.70
Oklahoma                               193         16,987,951.78           0.68
New Mexico                             130         16,014,054.56           0.64
Arkansas                               167         15,664,026.80           0.63
Alabama                                137         13,063,495.00           0.52
West Virginia                          127         12,615,647.23           0.50
Delaware                                70         11,644,401.93           0.46
Idaho                                  121         11,514,974.62           0.46
Kentucky                                94         10,959,551.38           0.44
Rhode Island                            51          9,110,434.66           0.36
Montana                                 78          8,867,756.66           0.35
New Hampshire                           52          8,782,403.53           0.35
Wyoming                                 80          8,613,394.15           0.34
South Dakota                            67          7,177,412.22           0.29
Hawaii                                  28          6,536,481.12           0.26
Maine                                   36          4,740,853.68           0.19
North Dakota                            52          4,701,920.14           0.19
Vermont                                 18          2,642,877.15           0.11
-------------------------------   --------   -------------------   ------------
Total:                              16,993     $2,505,255,229.28         100.00%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              [WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                       FARGO
Group 2&3 ARM Mortgage Loans                                               LOGO]

Property Type

                                                                     Percent
                                   Number                            of Loans
                                     of           Aggregate        by Scheduled
                                  Mortgage   Scheduled Principal    Principal
Property Type                      Loans           Balance           Balance
-------------------------------   --------   -------------------   ------------
Single Family                       15,775     $2,307,720,115.18          92.12%
Condominium                            696        107,502,999.22           4.29
Two- to Four Family                    465         83,637,704.41           3.34
Manufactured Housing                    42          3,459,505.49           0.14
Planned Unit Development                15          2,934,904.98           0.12
-------------------------------   --------   -------------------   ------------
Total:                              16,993     $2,505,255,229.28         100.00%

Loan Purpose

                                                                     Percent
                                   Number                            of Loans
                                     of           Aggregate        by Scheduled
                                  Mortgage   Scheduled Principal    Principal
Loan Purpose                       Loans           Balance           Balance
-------------------------------   --------   -------------------   ------------
Cash Out Refinance                   9,568     $1,465,875,956.52          58.51%
Purchase                             5,850        824,978,152.41          32.93
Rate/Term Refinance                  1,575        214,401,120.35           8.56
-------------------------------   --------   -------------------   ------------
Total:                              16,993     $2,505,255,229.28         100.00%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              [WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                       FARGO
Group 2&3 ARM Mortgage Loans                                               LOGO]

Occupancy Status

                                                                     Percent
                                   Number                            of Loans
                                     of           Aggregate        by Scheduled
                                  Mortgage   Scheduled Principal    Principal
Occupancy Status                   Loans           Balance           Balance
-------------------------------   --------   -------------------   ------------
Primary Home                        16,357     $2,436,375,135.72          97.25%
Investment                             513         52,465,449.98           2.09
Second Home                            123         16,414,643.58           0.66
-------------------------------   --------   -------------------   ------------
Total:                              16,993     $2,505,255,229.28         100.00%

Documentation

                                                                     Percent
                                   Number                            of Loans
                                     of           Aggregate        by Scheduled
                                  Mortgage   Scheduled Principal    Principal
Documentation                      Loans           Balance           Balance
-------------------------------   --------   -------------------   ------------
Full Documentation*                 16,677     $2,449,555,571.01          97.78%
Stated Income, Stated Asset            316         55,699,658.27           2.22
-------------------------------   --------   -------------------   ------------
Total:                              16,993     $2,505,255,229.28         100.00%

*Includes Mortgage Loans with respect to which borrower income has been established using the alternative methods described under "The Seller and the Underwriting Guidelines - Underwriting Guidelines.

Credit Grade

                                                                     Percent
                                   Number                            of Loans
                                     of           Aggregate        by Scheduled
                                  Mortgage   Scheduled Principal    Principal
Credit Grade                       Loans           Balance           Balance
-------------------------------   --------   -------------------   ------------
Y9                                   1,568       $276,998,679.95          11.06%
Y8                                   1,160        196,792,647.80           7.86
Y7                                   1,666        275,519,399.83          11.00
Y6                                   2,120        333,325,082.35          13.31
Y5                                   2,168        332,568,813.37          13.27
Y4                                   3,633        509,960,088.51          20.36
Y3                                   1,803        234,593,727.73           9.36
Y2                                   2,348        290,030,359.65          11.58
Y1                                     527         55,466,430.09           2.21
-------------------------------   --------   -------------------   ------------
Total:                              16,993     $2,505,255,229.28         100.00%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              [WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                       FARGO
Group 2&3 ARM Mortgage Loans                                               LOGO]

Prepayment Penalty Term

                                                                     Percent
                                   Number                            of Loans
                                     of           Aggregate        by Scheduled
                                  Mortgage   Scheduled Principal    Principal
Prepayment Penalty Term            Loans           Balance           Balance
-------------------------------   --------   -------------------   ------------
No Prepayment Penalty                3,553       $578,786,878.80          23.10%
12                                      20          3,820,613.62           0.15
24                                  12,907      1,846,937,304.84          73.72
36                                     512         75,594,682.20           3.02
60                                       1            115,749.82           0.00
-------------------------------   --------   -------------------   ------------
Total:                              16,993     $2,505,255,229.28         100.00%

Rate Type

                                                                     Percent
                                   Number                            of Loans
                                     of           Aggregate        by Scheduled
                                  Mortgage   Scheduled Principal    Principal
Rate Type                          Loans           Balance           Balance
-------------------------------   --------   -------------------   ------------
Adjustable Rate                     16,993     $2,505,255,229.28         100.00%
-------------------------------   --------   -------------------   ------------
Total:                              16,993     $2,505,255,229.28         100.00%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              [WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                       FARGO
Group 2&3 ARM Mortgage Loans                                               LOGO]

Gross Margin

                                                                     Percent
                                   Number                            of Loans
                                     of           Aggregate        by Scheduled
                                  Mortgage   Scheduled Principal    Principal
Gross Margin                       Loans           Balance           Balance
-------------------------------   --------   -------------------   ------------
1.001 - 1.500                            1           $135,591.03           0.01%
1.501 - 2.000                            1            325,065.26           0.01
2.001 - 2.500                            1            233,755.68           0.01
2.501 - 3.000                           21          4,986,415.96           0.20
3.001 - 3.500                          588         96,704,442.77           3.86
3.501 - 4.000                        1,579        264,965,587.48          10.58
4.001 - 4.500                        2,301        395,995,460.98          15.81
4.501 - 5.000                        2,649        417,022,152.82          16.65
5.001 - 5.500                        2,620        396,993,610.83          15.85
5.501 - 6.000                        2,325        322,770,893.64          12.88
6.001 - 6.500                        1,778        224,908,894.65           8.98
6.501 - 7.000                          969        120,265,092.18           4.80
7.001 - 7.500                          884        106,913,964.10           4.27
7.501 - 8.000                          756         89,441,481.88           3.57
8.001 - 8.500                          434         52,837,132.36           2.11
8.501 - 9.000                           69          8,490,117.13           0.34
9.001 - 9.500                            9          1,442,666.60           0.06
9.501 - 10.000                           5            349,336.56           0.01
10.001 - 10.500                          3            473,567.37           0.02
-------------------------------   --------   -------------------   ------------
Total:                              16,993     $2,505,255,229.28         100.00%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              [WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                       FARGO
Group 2&3 ARM Mortgage Loans                                               LOGO]

Maximum Rate

                                                                     Percent
                                   Number                            of Loans
                                     of           Aggregate        by Scheduled
                                  Mortgage   Scheduled Principal    Principal
Maximum Rate                       Loans           Balance           Balance
-------------------------------   --------   -------------------   ------------
9.001 - 9.500                            1           $151,311.20           0.01%
9.501 - 10.000                           6          1,588,875.23           0.06
10.001 - 10.500                         51         10,775,050.74           0.43
10.501 - 11.000                        265         56,644,894.53           2.26
11.001 - 11.500                        734        146,360,472.24           5.84
11.501 - 12.000                      1,708        322,634,117.60          12.88
12.001 - 12.500                      2,184        377,938,618.18          15.09
12.501 - 13.000                      2,676        427,160,801.05          17.05
13.001 - 13.500                      2,272        329,405,327.87          13.15
13.501 - 14.000                      2,184        293,530,824.74          11.72
14.001 - 14.500                      1,540        178,181,053.84           7.11
14.501 - 15.000                      1,459        165,594,793.62           6.61
15.001 - 15.500                        820         87,537,808.64           3.49
15.501 - 16.000                        541         57,831,030.95           2.31
16.001 - 16.500                        265         26,492,785.23           1.06
16.501 - 17.000                        196         16,252,787.91           0.65
17.001 - 17.500                         75          5,824,111.70           0.23
17.501 - 18.000                         14          1,151,753.88           0.05
18.001 - 18.500                          2            198,810.13           0.01
-------------------------------   --------   -------------------   ------------
Total:                              16,993     $2,505,255,229.28         100.00%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              [WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                       FARGO
Group 2&3 ARM Mortgage Loans                                               LOGO]

Minimum Rate

                                                                     Percent
                                   Number                            of Loans
                                     of           Aggregate        by Scheduled
                                  Mortgage   Scheduled Principal    Principal
Minimum Rate                       Loans           Balance           Balance
-------------------------------   --------   -------------------   ------------
3.001 - 3.500                            1           $151,311.20           0.01%
3.501 - 4.000                            6          1,588,875.23           0.06
4.001 - 4.500                           51         10,775,050.74           0.43
4.501 - 5.000                          265         56,644,894.53           2.26
5.001 - 5.500                          734        146,360,472.24           5.84
5.501 - 6.000                        1,708        322,634,117.60          12.88
6.001 - 6.500                        2,184        377,938,618.18          15.09
6.501 - 7.000                        2,678        427,550,794.93          17.07
7.001 - 7.500                        2,272        329,405,327.87          13.15
7.501 - 8.000                        2,182        293,140,830.86          11.70
8.001 - 8.500                        1,540        178,181,053.84           7.11
8.501 - 9.000                        1,459        165,594,793.62           6.61
9.001 - 9.500                          820         87,537,808.64           3.49
9.501 - 10.000                         541         57,831,030.95           2.31
10.001 - 10.500                        265         26,492,785.23           1.06
10.501 - 11.000                        196         16,252,787.91           0.65
11.001 - 11.500                         75          5,824,111.70           0.23
11.501 - 12.000                         14          1,151,753.88           0.05
12.001 - 12.500                          2            198,810.13           0.01
-------------------------------   --------   -------------------   ------------
Total:                              16,993     $2,505,255,229.28         100.00%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              [WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                       FARGO
Group 2&3 ARM Mortgage Loans                                               LOGO]

Next Rate Adjustment Date

                                                                     Percent
                                   Number                            of Loans
                                     of           Aggregate        by Scheduled
                                  Mortgage   Scheduled Principal    Principal
Next Rate Adjustment Date          Loans           Balance           Balance
-------------------------------   --------   -------------------   ------------
March 1, 2005                           12         $2,226,672.26           0.09%
April 1, 2005                           22          3,543,764.88           0.14
May 1, 2005                             25          5,529,481.74           0.22
June 1, 2005                            19          2,980,525.16           0.12
July 1, 2005                            23          5,501,440.18           0.22
August 1, 2005                           5          1,164,755.80           0.05
September 1, 2005                        2            201,918.87           0.01
October 1, 2005                          2            326,941.10           0.01
November 1, 2005                         3            650,192.25           0.03
December 1, 2005                         9          1,449,330.78           0.06
January 1, 2006                        150         19,842,348.10           0.79
February 1, 2006                        58          8,512,650.31           0.34
March 1, 2006                        2,329        328,227,501.48          13.10
March 18, 2006                           1             90,425.46           0.00
April 1, 2006                        3,229        468,518,667.72          18.70
May 1, 2006                          3,261        483,281,993.86          19.29
June 1, 2006                         3,137        473,880,664.17          18.92
July 1, 2006                         3,602        538,339,547.48          21.49
August 1, 2006                         460         63,917,213.01           2.55
December 1, 2006                         2            268,414.32           0.01
January 1, 2007                         19          2,811,141.23           0.11
February 1, 2007                         2            525,667.35           0.02
March 1, 2007                           98         13,194,312.25           0.53
April 1, 2007                          115         17,412,097.53           0.70
April 15, 2007                           1            163,875.56           0.01
May 1, 2007                            113         16,904,571.82           0.67
June 1, 2007                           131         19,659,925.29           0.78
July 1, 2007                           146         23,201,623.84           0.93
August 1, 2007                          17          2,927,565.48           0.12
-------------------------------   --------   -------------------   ------------
Total:                              16,993     $2,505,255,229.28         100.00%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              [WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                       FARGO
Group 2&3 ARM Mortgage Loans                                               LOGO]

Periodic Cap

                                                                     Percent
                                   Number                            of Loans
                                     of           Aggregate        by Scheduled
                                  Mortgage   Scheduled Principal    Principal
Periodic Cap                       Loans           Balance           Balance
-------------------------------   --------   -------------------   ------------
1.000                               16,889     $2,484,679,855.05          99.18%
2.000                                  104         20,575,374.23           0.82
-------------------------------   --------   -------------------   ------------
Total:                              16,993     $2,505,255,229.28         100.00%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              [WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                       FARGO
Group 2&3 FIX Mortgage Loans                                               LOGO]

                          DESCRIPTION OF THE COLLATERAL
                           GROUP 2&3 FIX LOANS SUMMARY

Summary                                                                     Total           Minimum       Maximum
-------------------------------------------------------------------   -----------------    ---------    -----------
Cut-off Date Aggregate Principal Balance                                $834,720,447.11
Number of Loans                                                                   5,014
Average Current Loan Balance                                                $166,477.95    $13,434.13   $798,028.66
(1) Weighted Average Combined Original LTV                                        69.01%       11.11%        100.00%
(1) Weighted Average Gross Coupon                                                 5.996%       3.950%         9.900%
(1) (2) Weighted Average Gross Margin                                               N/A
(1) (2) Weighted Average Term to Next Rate Adjustment Date (months)                 N/A
(1) Weighted Average Remaining Term to Maturity (months)                            299           54            359

(1) Weighted Average reflected in Total.

(2) Adjustable Loans Only.

                                                        Percent of Cut-off Date
                                  Range                    Principal Balance
                                  --------------------  -----------------------
Product Type                      Adjustable                               0.00%
                                  Fixed                                  100.00%
Fully Amortizing Mortgage Loans                                           76.78%
Balloon Loans                                                             23.22%
Lien                              First                                  100.00%
                                  Second                                   0.00%
Loans with MI (%)                                                         33.55%

Property Type                     SFR                                     90.40%
                                  2-4 Family                               4.50%
                                  Condominium                              3.51%
                                  Manufactured Housing                     0.12%

Occupancy Status                  Owner Occupied                          96.56%
                                  Non-Owner Occupied                       2.69%
                                  Second Home                              0.75%
Geographic Distribution           California                              36.86%
                                  New York                                 6.86%
                                  New Jersey                               6.33%
                                  Maryland                                 4.31%
                                  Florida                                  3.68%

Number of States (including DC)   51
Largest Zip Code Concentration    91709 (CA)                               0.30%
Loans with Prepayment Penalties                                           79.47%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              [WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                       FARGO
Group 2&3 FIX Mortgage Loans                                               LOGO]

Cut-off Date Principal Balance

                                                                     Percent
                                   Number                            of Loans
                                     of           Aggregate        by Scheduled
                                  Mortgage   Scheduled Principal    Principal
Principal Balance                  Loans           Balance           Balance
-------------------------------   --------   -------------------   ------------
less than 50,000.00                    387        $14,494,392.04           1.74%
50,000.01 - 100,000.00               1,126         85,855,956.90          10.29
100,000.01 - 150,000.00              1,026        128,618,050.45          15.41
150,000.01 - 200,000.00                901        157,349,910.00          18.85
200,000.01 - 250,000.00                633        142,355,279.84          17.05
250,000.01 - 300,000.00                437        120,156,572.74          14.39
300,000.01 - 350,000.00                276         88,864,498.52          10.65
350,000.01 - 400,000.00                152         58,279,021.30           6.98
400,000.01 - 450,000.00                 25         10,809,597.27           1.29
450,000.01 - 500,000.00                 24         11,631,805.49           1.39
500,000.01 - 550,000.00                 10          5,338,782.93           0.64
550,000.01 - 600,000.00                  9          5,237,744.35           0.63
600,000.01 - 650,000.00                  1            605,095.05           0.07
650,000.01 - 700,000.00                  2          1,334,334.67           0.16
700,000.01 - 750,000.00                  3          2,194,015.89           0.26
750,000.01 - 800,000.00                  2          1,595,389.67           0.19
-------------------------------   --------   -------------------   ------------
Total:                               5,014       $834,720,447.11         100.00%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              [WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                       FARGO
Group 2&3 FIX Mortgage Loans                                               LOGO]

Mortgage Coupons

                                                                     Percent
                                   Number                            of Loans
                                     of           Aggregate        by Scheduled
                                  Mortgage   Scheduled Principal    Principal
Mortgage Coupons                   Loans           Balance           Balance
-------------------------------   --------   -------------------   ------------
3.501 - 4.000                            3           $668,209.17           0.08%
4.001 - 4.500                          208         60,127,337.45           7.20
4.501 - 5.000                          465        118,284,961.89          14.17
5.001 - 5.500                          605        138,017,797.31          16.53
5.501 - 6.000                          874        160,071,473.66          19.18
6.001 - 6.500                          792        117,554,224.13          14.08
6.501 - 7.000                          834        116,392,212.38          13.94
7.001 - 7.500                          499         55,618,231.69           6.66
7.501 - 8.000                          358         37,556,931.63           4.50
8.001 - 8.500                          194         16,708,876.19           2.00
8.501 - 9.000                          129          9,986,776.80           1.20
9.001 - 9.500                           44          3,062,987.03           0.37
9.501 - 10.000                           9            670,427.78           0.08
-------------------------------   --------   -------------------   ------------
Total:                               5,014       $834,720,447.11         100.00%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              [WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                       FARGO
Group 2&3 FIX Mortgage Loans                                               LOGO]

Product Type

                                                                     Percent
                                   Number                            of Loans
                                     of           Aggregate        by Scheduled
                                  Mortgage   Scheduled Principal    Principal
Product Type                       Loans           Balance           Balance
-------------------------------   --------   -------------------   ------------
Fixed Rate                           3,859       $640,906,434.14          76.78%
Fixed Rate (Balloon)                 1,155        193,814,012.97          23.22
-------------------------------   --------   -------------------   ------------
Total:                               5,014       $834,720,447.11         100.00%

Original Term to Maturity

                                                                     Percent
                                   Number                            of Loans
                                     of           Aggregate        by Scheduled
                                  Mortgage   Scheduled Principal    Principal
Original Term to Maturity          Loans           Balance           Balance
-------------------------------   --------   -------------------   ------------
<= 120                                  21         $1,804,720.70           0.22%
121 - 180                            1,785        259,631,422.54          31.10
181 - 240                               44          6,927,956.27           0.83
241 - 300                                7          1,452,714.80           0.17
301 - 360                            3,157        564,903,632.80          67.68
-------------------------------   --------   -------------------   ------------
Total:                               5,014       $834,720,447.11         100.00%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              [WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                       FARGO
Group 2&3 FIX Mortgage Loans                                               LOGO]

Remaining Term to Maturity

                                                                     Percent
                                   Number                            of Loans
                                     of           Aggregate        by Scheduled
                                  Mortgage   Scheduled Principal    Principal
Remaining Term to Maturity         Loans           Balance           Balance
-------------------------------   --------   -------------------   ------------
<= 120                                  21         $1,804,720.70           0.22%
121 - 180                            1,785        259,631,422.54          31.10
181 - 240                               44          6,927,956.27           0.83
241 - 300                                7          1,452,714.80           0.17
301 - 360                            3,157        564,903,632.80          67.68
-------------------------------   --------   -------------------   ------------
Total:                               5,014       $834,720,447.11         100.00%

Combined Original LTV

                                                                     Percent
                                   Number                            of Loans
                                     of           Aggregate        by Scheduled
                                  Mortgage   Scheduled Principal    Principal
Combined Original LTV              Loans           Balance           Balance
-------------------------------   --------   -------------------   ------------
10.01 - 20.00                           24         $3,152,754.53           0.38%
20.01 - 30.00                           85         12,127,376.46           1.45
30.01 - 40.00                          182         31,816,418.00           3.81
40.01 - 50.00                          355         65,725,569.18           7.87
50.01 - 60.00                          496         97,583,681.78          11.69
60.01 - 70.00                          998        182,753,981.46          21.89
70.01 - 80.00                        1,785        287,715,421.41          34.47
80.01 - 90.00                        1,044        148,369,574.75          17.77
90.01 - 100.00                          45          5,475,669.54           0.66
-------------------------------   --------   -------------------   ------------
Total:                               5,014       $834,720,447.11         100.00%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              [WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                       FARGO
Group 2&3 FIX Mortgage Loans                                               LOGO]

Geographic Distribution

                                                                     Percent
                                   Number                            of Loans
                                     of           Aggregate        by Scheduled
                                  Mortgage   Scheduled Principal    Principal
Geographic Distribution            Loans           Balance           Balance
-------------------------------   --------   -------------------   ------------
California                           1,245       $307,690,827.35          36.86%
New York                               299         57,299,922.48           6.86
New Jersey                             285         52,807,754.48           6.33
Maryland                               202         35,963,642.42           4.31
Florida                                228         30,678,460.04           3.68
Minnesota                              182         29,502,140.51           3.53
Virginia                               179         27,655,952.86           3.31
Texas                                  262         27,139,953.96           3.25
Pennsylvania                           190         24,494,803.79           2.93
Ohio                                   192         20,699,876.80           2.48
Colorado                               112         20,112,527.10           2.41
Illinois                               117         17,655,037.40           2.12
Arizona                                 97         14,824,221.83           1.78
Wisconsin                              125         13,365,050.02           1.60
Missouri                               113         12,613,542.40           1.51
Washington                              64         11,457,909.98           1.37
Massachusetts                           54         10,744,179.51           1.29
Nevada                                  57          9,992,855.98           1.20
Georgia                                 63          8,070,261.89           0.97
Michigan                                62          7,628,342.40           0.91
Oregon                                  47          7,582,036.71           0.91
Louisiana                               73          6,983,162.65           0.84
Tennessee                               65          6,095,009.33           0.73
North Carolina                          56          5,952,373.91           0.71
South Carolina                          55          5,705,606.28           0.68
Indiana                                 68          5,482,066.06           0.66
Connecticut                             24          4,680,389.56           0.56
Mississippi                             52          4,269,252.39           0.51
Iowa                                    50          4,216,147.66           0.51
Hawaii                                  15          3,522,369.55           0.42
Oklahoma                                38          3,469,155.80           0.42
Utah                                    27          3,451,298.07           0.41
Alabama                                 37          3,160,442.55           0.38
District of Columbia                    22          3,092,100.53           0.37
Wyoming                                 24          3,062,210.02           0.37
Nebraska                                33          2,784,806.62           0.33
Idaho                                   26          2,591,339.63           0.31
Montana                                 19          2,286,282.68           0.27
Rhode Island                            11          1,959,091.37           0.23
Kentucky                                17          1,923,169.39           0.23
Delaware                                14          1,821,327.05           0.22
New Hampshire                           11          1,600,925.39           0.19
Arkansas                                23          1,578,542.01           0.19
West Virginia                           20          1,424,834.36           0.17
South Dakota                            17          1,310,322.40           0.16
Maine                                    8          1,231,758.44           0.15
Alaska                                   6            993,921.95           0.12
Kansas                                  12            953,318.98           0.11
New Mexico                              11            664,979.73           0.08
North Dakota                             4            328,463.19           0.04
Vermont                                  1            146,479.65           0.02
-------------------------------   --------   -------------------   ------------
Total:                               5,014       $834,720,447.11         100.00%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              [WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                       FARGO
Group 2&3 FIX Mortgage Loans                                               LOGO]

Property Type

                                                                     Percent
                                   Number                            of Loans
                                     of           Aggregate        by Scheduled
                                  Mortgage   Scheduled Principal    Principal
Property Type                      Loans           Balance           Balance
-------------------------------   --------   -------------------   ------------
Single Family                        4,583       $754,620,288.48          90.40%
Two- to Four Family                    198         37,538,093.56           4.50
Condominium                            179         29,288,445.62           3.51
Planned Unit Development                41         12,287,636.26           1.47
Manufactured Housing                    13            985,983.19           0.12
-------------------------------   --------   -------------------   ------------
Total:                               5,014       $834,720,447.11         100.00%

Loan Purpose

                                                                     Percent
                                   Number                            of Loans
                                     of           Aggregate        by Scheduled
                                  Mortgage   Scheduled Principal    Principal
Loan Purpose                       Loans           Balance           Balance
-------------------------------   --------   -------------------   ------------
Cash Out Refinance                   3,502       $571,490,886.91          68.46%
Rate/Term Refinance                    815        147,196,808.40          17.63
Purchase                               697        116,032,751.80          13.90
-------------------------------   --------   -------------------   ------------
Total:                               5,014       $834,720,447.11         100.00%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              [WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                       FARGO
Group 2&3 FIX Mortgage Loans                                               LOGO]

Occupancy Status

                                                                     Percent
                                   Number                            of Loans
                                     of           Aggregate        by Scheduled
                                  Mortgage   Scheduled Principal    Principal
Occupancy Status                   Loans           Balance           Balance
-------------------------------   --------   -------------------   ------------
Primary Home                         4,740       $806,041,334.25          96.56%
Investment                             239         22,418,548.45           2.69
Second Home                             35          6,260,564.41           0.75
-------------------------------   --------   -------------------   ------------
Total:                               5,014       $834,720,447.11         100.00%

Documentation

                                                                     Percent
                                   Number                            of Loans
                                     of           Aggregate        by Scheduled
                                  Mortgage   Scheduled Principal    Principal
Documentation                      Loans           Balance           Balance
-------------------------------   --------   -------------------   ------------
Full Documentation*                  4,929       $821,551,165.69          98.42%
Stated Income, Stated Asset             85         13,169,281.42           1.58
-------------------------------   --------   -------------------   ------------
Total:                               5,014       $834,720,447.11         100.00%

*Includes Mortgage Loans with respect to which borrower income has been established using the alternative methods described under "The Seller and the Underwriting Guidelines - Underwriting Guidelines.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              [WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                       FARGO
Group 2&3 FIX Mortgage Loans                                               LOGO]

Credit Grade

                                                                     Percent
                                   Number                            of Loans
                                     of           Aggregate        by Scheduled
                                  Mortgage   Scheduled Principal    Principal
Credit Grade                       Loans           Balance           Balance
-------------------------------   --------   -------------------   ------------
Y9                                   2,174       $453,384,167.32          54.32%
Y8                                     486         76,826,069.69           9.20
Y7                                     557         77,989,479.46           9.34
Y6                                     485         66,529,551.90           7.97
Y5                                     375         47,616,923.60           5.70
Y4                                     738         94,325,299.57          11.30
Y3                                     132         12,466,514.02           1.49
Y2                                      67          5,582,441.55           0.67
-------------------------------   --------   -------------------   ------------
Total:                               5,014       $834,720,447.11         100.00%

Prepayment Penalty Term

                                                                     Percent
                                   Number                            of Loans
                                     of           Aggregate        by Scheduled
                                  Mortgage   Scheduled Principal    Principal
Prepayment Penalty Term            Loans           Balance           Balance
-------------------------------   --------   -------------------   ------------
No Prepayment Penalty                1,190       $171,372,848.63          20.53%
12                                     294         59,971,261.74           7.18
24                                      75         11,960,795.71           1.43
36                                   3,452        591,204,101.50          70.83
60                                       3            211,439.53           0.03
-------------------------------   --------   -------------------   ------------
Total:                               5,014       $834,720,447.11         100.00%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust              [WELLS
Home Equity Asset-Backed Certificates, Series 2004-2                       FARGO
Group 2&3 FIX Mortgage Loans                                               LOGO]

Rate Type

                                                                     Percent
                                   Number                            of Loans
                                     of           Aggregate        by Scheduled
                                  Mortgage   Scheduled Principal    Principal
Rate Type                          Loans           Balance           Balance
-------------------------------   --------   -------------------   ------------
Fixed Rate                           5,014       $834,720,447.11         100.00%
-------------------------------   --------   -------------------   ------------
Total:                               5,014       $834,720,447.11         100.00%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.